Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED
CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement, dated as of April 21, 2015 (this “Amendment”), is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned subsidiaries of the Borrower identified as guarantors (the “Guarantors”), the undersigned lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

R E C I T A L S:

A.The Borrower, the Administrative Agent and the financial institutions party thereto from time to time as lenders (collectively, “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of November 26, 2014, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 15, 2014 (the “Existing Credit Agreement”).

B.Pursuant to the Existing Credit Agreement, the Guarantors executed that certain Amended and Restated Guaranty dated as of November 26, 2014 (the “Guaranty”) in favor of the Secured Parties.

C.The Borrower desires to amend the Existing Credit Agreement as set forth herein in order to, among other things, (i) reduce the Aggregate Commitments thereunder from $300,000,000 to $250,000,000, (ii) permit Credit Extensions thereunder based on availability under a borrowing base comprised of the eligible billed accounts receivable, eligible unbilled accounts receivable and eligible equipment of the Borrower and the Guarantors, and (iii) provide for new financial covenants which become applicable only if the Borrower’s availability for Credit Extensions falls below a prescribed level.

D.The Administrative Agent and the Required Lenders are willing to amend the Existing Credit Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  From and after the Amendment No. 2 Effective Date (defined below), the term “Credit Agreement” (or, with respect to its use in certain other Loan Documents in reference to the Existing Credit Agreement, the term “Agreement”) as used herein, in the Existing Credit Agreement and in the other Loan Documents, shall mean the Existing Credit Agreement as hereby amended and modified, and as further amended, restated, modified or supplemented from time to time as permitted thereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

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2. Amendments to Existing Credit Agreement. In reliance upon the representations, warranties and covenants herein and effective as of the Amendment No. 2 Effective Date:

(a)the Existing Credit Agreement is hereby amended and modified to read in its entirety in the form attached hereto as Annex A;

(b)Schedule 1.01 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.01 attached hereto as Annex B;

(c)Schedule 5.13 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 5.13 attached hereto as Annex C;

(d)a new Schedule 6.20 in the form attached hereto as Annex D is hereby added to the Existing Credit Agreement;

(e)Schedule 10.02 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 10.02 attached hereto as Annex E;

(f)Exhibit D to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto as Annex F;

(g)Exhibit G to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Exhibit G attached hereto as Annex G; and

(h)A new Exhibit J to the Existing Credit Agreement in the form attached hereto as Annex H is hereby added to the Existing Credit Agreement.

Except as expressly set forth above in this Section 2, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof immediately prior to the Amendment No. 2 Effective Date, will continue to be schedules and exhibits to the Credit Agreement.

3. Full Force and Effect of Credit Agreement.  Each Loan Party hereby acknowledges and agrees that the Credit Agreement and the other Loan Documents, as amended and modified hereby or by the Security Agreement Ratification (defined below), to which it is a party are hereby confirmed and ratified and shall remain in full force and effect according to their respective terms.  Each Loan Party hereby confirms and agrees that all Liens now or hereafter held by the Administrative Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect.

4. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) prior to and after giving effect to this Amendment, the representations and warranties of such Loan Party contained in Article V of the Credit Agreement, or which are contained in any other Credit Document or other document furnished at any time under or in connection with the Loan Agreement,

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are true and correct in all material respects on and as of the Amendment No. 2 Effective Date (or, with respect to representations and warranties qualified by materiality, in all respects), except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b) each of this Amendment and each of the documents executed by such Loan Party in connection herewith (collectively, the “Amendment Documents”) has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c) prior to and after giving effect to this Amendment, no Default or Event of Default exists.
5. Conditions to Effectiveness. This Amendment shall be effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions has been satisfied:

(a) The Administrative Agent’s receipt of the following (which may be by electronic transmission), and in the case of documents delivered by a Loan Party, each properly executed by a Responsible Officer of such Loan Party, each dated the Amendment No. 2 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No. 2 Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders party hereto:

(i) counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
(ii) counterparts of an Amended and Restated Security Agreement (the “Restated Security Agreement”) executed by the Loan Parties and the Administrative Agent.

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party.

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is in good standing in the jurisdiction of its incorporation or formation.

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(v) a legal opinion of Andrews Kurth LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, covering such matters as the Administrative Agent may reasonably request.

(vi) a Borrowing Base Certificate prepared as of February 28, 2015 demonstrating that upon giving effect to the Loans and L/C Obligations outstanding on the Amendment No. 2 Effective Date, and the payment by the Borrower of all fees and expenses payable on the Amendment No. 2 Effective Date, Availability shall be not less than $75,000,000.

(vii) a field examination report with respect to the accounts receivable of the Loan Parties and certain other matters, dated not more than 30 days prior to the Amendment No. 2 Effective Date.

(viii) a certificate of a Responsible Officer of the Borrower certifying that as of the Amendment No. 2 Effective Date, the Loan Parties are in compliance with the insurance requirements set forth in Section 6.07 of the Credit Agreement, and attaching certificates of insurance evidencing same.

(ix) a certificate of a Responsible Officer of the Borrower certifying that as of the Amendment No. 2 Effective Date, both before and after giving effect to the Amendment and any Credit Extensions being made on the Amendment No. 2 Effective Date: (i) the representations and warranties set forth in Section 4 hereof are true and correct, and (ii) the satisfaction of the condition set forth in clause (b) below.

(x) a Post Closing Agreement in form and substance satisfactory to the Administrative Agent addressing any deliveries to be made or actions to be taken subsequent to the Amendment No. 2 Effective Date.

(b) No Material Adverse Change.  Since December 31, 2014, no material adverse change, in the opinion of the Administrative Agent, in the business, assets, properties, liabilities, operations or condition (financial or otherwise) of Borrower and Guarantors, taken as a whole, has occurred.

(c) Accrued Interest.  All accrued interest, commitment fees and Letter of Credit fees through the Amendment No. 2 Effective Date shall have been paid to the Administrative Agent for the account of the respective Lenders and L/C Issuers.

(d) Fees. Any fees required to be paid to the Administrative Agent, the Arrangers and the consenting Lenders on or before the Amendment No. 2 Effective Date shall have been paid.

(e) Expenses.  Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (including any local counsel) to the extent invoiced prior to the Amendment No. 2 Effective Date.

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(f) Other Documents.  The Administrative Agent shall have been provided with such documents, instruments and agreements, and the Loan Parties shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment No. 2 Effective Date specifying its objection thereto.  The Administrative Agent shall notify the Loan Parties and the Lenders of the First Amendment Effective Date.

6. Administrative Agent, L/C Issuer and Lenders Make No Representations or Warranties.  None of the Administrative Agent, any L/C Issuer nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of any Loan Party or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

7. Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

10. ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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[Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

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EXECUTED as of the first date above written.

BORROWER:

BASIC ENERGY SERVICES, INC.

By: /s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

GUARANTORS:

ACID SERVICES, LLC

ADMIRAL WELL SERVICE, INC.

BASIC ENERGY SERVICES GP, LLC

BASIC ESA, INC.

BASIC MARINE SERVICES, INC.

CHAPARRAL SERVICE, INC.

FIRST ENERGY SERVICES COMPANY

GLOBE WELL SERVICE, INC.

JETSTAR ENERGY SERVICES, INC.

JETSTAR HOLDINGS, INC.

JS ACQUISITION LLC

LEBUS OIL FIELD SERVICE CO.

Maverick Coil Tubing Services, LLC

Maverick Solutions, LLC

Maverick Stimulation Company, LLC

Maverick Thru-Tubing SERVICES, LLC

MCM Holdings, LLC

MSM Leasing, LLC

PERMIAN PLAZA, LLC

PLATINUM PRESSURE SERVICES, INC.

SCH DISPOSAL, L.L.C.

SLEDGE DRILLING CORP.

The Maverick Companies, LLC

XTERRA FISHING & RENTAL TOOLS CO.

By:/s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

BASIC ENERGY SERVICES, L.P.

By:  Basic Energy Services GP, LLC, its sole general partner

By:  Basic Energy Services, Inc., its sole member

By:/s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

TAYLOR INDUSTRIES, LLC

By:/s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

BASIC ENERGY SERVICES LP, LLC

By:/s/Jerry Tufly

Name:Jerry Tufly

Title:Sole Manager and President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:/s/Joy L. Bartholomew

Name:Joy L. Bartholomew

Title:Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:/s/Joy L. Bartholomew

Name:Joy L. Bartholomew

Title:Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Kevin M. Cox_______________________________________________________________________________________________

Name: Kevin M. Cox

Title: Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By: /s/ Don Barker_________________________________________________________________________________________________

Name: Don Barker

Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

AMEGY BANK, N.A.

By:/s/Sam Trail

Name: Sam Trail

Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

COMERICA BANK

By: /s/Evan Elsea___________________________________________________________________________________________________

Name: Evan Elsea

Title: Relationship Manager

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

GOLDMAN SACHS BANK USA

By: /s/ Michelle Latzoni_____________________________________________________________________________________________

Name: Michelle Latzoni

Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

ANNEX A

Amended and Restated Credit Agreement

[Follows this Page]

ANNEX A

Amended and restated CREDIT AGREEMENT

Dated as of November 26, 2014, as amended by

Amendment No. 1 to Amended and Restated Credit Agreement
dated as of December 15, 2014 and
Amendment No. 2 to Amended and Restated Credit Agreement
dated as of April 21, 2015,

among

BASIC ENERGY SERVICES, INC.,
as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative  Agent, Swing  Line  Lender and
an L/C Issuer,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as  Syndication  Agent,

CAPITAL ONE, NATIONAL ASSOCIATION,
as  Documentation  Agent and an L/C Issuer,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
WELLS FARGO Bank, national association,
as Joint  Lead  Arrangers and Joint  Bookrunners

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ARTICLE IDEFINITIONS AND ACCOUNTING TERMS...........................................................2

1.01.............................................................................................................Defined Terms2

1.02...........................................................................Other Interpretive Provisions2

1.03.....................................................................................................Accounting Terms2

1.04.........................................................................................................................Rounding2

1.05.................................................................................................................Times of Day2

1.06...................................................................................Letter of Credit Amounts2

1.07...................................................................Currency Equivalents Generally.2

1.08...............................................................................Uniform Commercial Code2

ARTICLE IIthe COMMITMENTS and Credit Extensions...............................................................2

2.01.......................................................................................................................The Loans2

2.02...............Borrowings, Conversions and Continuations of Loans2

2.03.........................................................................................................Letters of Credit2

2.04.....................................................................................................Swing Line Loans2

2.05.................................................................................................................Prepayments2

2.06...........................................Termination or Reduction of Commitments2

2.07.....................................................Repayment of Revolving Credit Loans2

2.08...................................................................................................................................Interest2

2.09.........................................................................................................................................Fees2

2.10Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate2

2.11.......................................................................................................Evidence of Debt2

2.12.............Payments Generally; Administrative Agent’s Clawback2

2.13...................................................................Sharing of Payments by Lenders2

2.14...................................................................................Increase in Commitments2

2.15.........................................................................................................Cash Collateral.2

2.16...................................................................................................Defaulting Lenders2

ARTICLE IIITAXES, YIELD PROTECTION AND ILLEGALITY...................................................2

3.01.......................................................................................................................................Taxes2

3.02.................................................................................................................................Illegality2

3.03.............................................................................Inability to Determine Rates2

3.04.................Increased Costs; Reserves on Eurodollar Rate Loans2

3.05...................................................................................Compensation for Losses2

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(continued)

3.06.............................Mitigation Obligations; Replacement of Lenders2

3.07.................................................................................................................................Survival2

ARTICLE IVCONDITIONS PRECEDENT TO Credit Extensions.....................................................2

4.01.......................................................Conditions of Initial Credit Extension2

4.02.............................................................Conditions to all Credit Extensions2

ARTICLE VREPRESENTATIONS AND WARRANTIES.............................................................2

5.01.............................................................Existence, Qualification and Power2

5.02.................................................................Authorization; No Contravention2

5.03.....................................Governmental Authorization; Other Consents2

5.04...............................................................................................................Binding Effect2

5.05.........................Financial Statements; No Material Adverse Effect2

5.06...............................................................................................................................Litigation2

5.07.....................................................................................................................No Default2

5.08.........................................Ownership of Property; Liens; Investments2

5.09...............................................................................Environmental Compliance2

5.10.........................................................................................................................Insurance2

5.11.......................................................................................................................................Taxes2

5.12.................................................................................................ERISA Compliance2

5.13.........................................Subsidiaries; Equity Interests; Loan Parties2

5.14.................................Margin Regulations; Investment Company Act2

5.15.......................................................................................................................Disclosure2

5.16.........................................................................................Compliance with Laws2

5.17.............................................................Intellectual Property; Licenses, Etc2

5.18...............................................................................................................................Solvency2

5.19.................................................................................................................Casualty, Etc2

5.20.............................................................................................................Labor Matters2

5.21.............................................................................................Collateral Documents2

5.22.................................................................................................Sanctions Concerns2

ARTICLE VIAFFIRMATIVE COVENANTS.............................................................................2

6.01...........................Financial Statements; Borrowing Base Certificate2

6.02.......................................................................Certificates; Other Information2

6.03.................................................................................................................................Notices2

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(continued)

6.04.........................................................................................Payment of Obligations2

6.05.........................................................................Preservation of Existence, Etc2

6.06.................................................................................Maintenance of Properties2

6.07...................................................................................Maintenance of Insurance2

6.08.........................................................................................Compliance with Laws2

6.09...............................................................................................Books and Records2

6.10.......................................................................................................Inspection Rights2

6.11.......................................................................................................Use of Proceeds2

6.12...............Covenant to Guarantee Obligations and Give Security2

6.13.....................................................Compliance with Environmental Laws2

6.14.....................................................Preparation of Environmental Reports2

6.15.................................................................................................Further Assurances2

6.16.....................................................Compliance with Terms of Leaseholds2

6.17...................................................................................................Material Contracts2

6.18.......................................................................................Post Closing Agreement2

6.19.......................................................................................................................Appraisals2

6.20...........................................................Administration of Deposit Accounts2

ARTICLE VIINEGATIVE COVENANTS...................................................................................2

7.01.......................................................................................................................................Liens2

7.02.................................................................................................................Indebtedness2

7.03...................................................................................................................Investments2

7.04...........................................................................................Fundamental Changes2

7.05...................................................................................................................Dispositions2

7.06...............................................................................................Restricted Payments2

7.07.........................................................................Change in Nature of Business2

7.08.................................................................................Transactions with Affiliates2

7.09...................................................................................Burdensome Agreements2

7.10.......................................................................................................Use of Proceeds2

7.11...............................................................................................Financial Covenants.2

7.12...............................................................................................Capital Expenditures2

7.13.............................................Amendments of Organization Documents2

7.14...............................................................................................Accounting Changes2

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(continued)

7.15.....................................................................................................Prepayments, Etc2

7.16.......................................................................................................Amendment, Etc2

7.17.........................................................................................................................Sanctions2

ARTICLE VIIIEVENTS OF DEFAULT AND REMEDIES...............................................................2

8.01.......................................................................................................Events of Default2

8.02...................................................................Remedies upon Event of Default2

8.03.............................................................................................Application of Funds2

ARTICLE IXADMINISTRATIVE AGENT.................................................................................2

9.01...............................................................................Appointment and Authority2

9.02...................................................................................................Rights as a Lender2

9.03.........................................................................................Exculpatory Provisions2

9.04.................................................................Reliance by Administrative Agent2

9.05...............................................................................................Delegation of Duties2

9.06.........................................................Resignation of Administrative Agent.2

9.07.....Non-Reliance on Administrative Agent and Other Lenders2

9.08.............................................................................................No Other Duties, Etc2

9.09Administrative Agent May File Proofs of Claim; Credit Bidding2

9.10...................................................................Collateral and Guaranty Matters2

9.11Secured Cash Management Agreements and Secured Hedge Agreements2

ARTICLE XMISCELLANEOUS.............................................................................................2

10.01...................................................................................................Amendments, Etc2

10.02.....................Notices; Effectiveness; Electronic Communications2

10.03...........................No Waiver; Cumulative Remedies; Enforcement2

10.04...................................................Expenses; Indemnity; Damage Waiver2

10.05...............................................................................................Payments Set Aside2

10.06.....................................................................................Successors and Assigns2

10.07...........................Treatment of Certain Information; Confidentiality2

10.08...........................................................................................................Right of Setoff2

10.09.......................................................................................Interest Rate Limitation2

10.10...............................................Counterparts; Integration; Effectiveness2

10.11.......................................Survival of Representations and Warranties2

10.12...................................................................................................................Severability2

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(continued)

10.13...................................................................................Replacement of Lenders2

10.14.................................................................Governing Law; Jurisdiction; Etc2

10.15...............................................................................................Waiver of Jury Trial2

10.16.............................................No Advisory or Fiduciary Responsibility2

10.17Electronic Execution of Assignments and Certain Other Documents2

10.18...............................................................................................USA PATRIOT Act2

10.19.......................................................................................................................Keepwell2

10.20...................................................................................ENTIRE AGREEMENT2

10.21.......................................................................Amendment and Restatement2

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(continued)

SCHEDULES

1.01Commitments and Applicable Percentages

1.01(a)Existing Letters of Credit

5.13Subsidiaries and Other Equity Investments; Loan Parties

6.12Guarantors

6.20Deposit Accounts

7.01Existing Liens

7.02Existing Indebtedness

7.03Investments

7.09Burdensome Agreements

10.02Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of

ARevolving Credit Loan Notice

BSwing Line Loan Notice

CNote

DCompliance Certificate

E-1Assignment and Assumption

E-2Administrative Questionnaire

FNotice of Loan Prepayment

GSecured Party Designation Notice

HLetter of Credit Report

I-1 –I-4U.S. Tax Compliance Certificates

JBorrowing Base Certificate

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(continued)

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amended and restated CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of November 26, 2014 among Basic Energy Services, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer.

PRELIMINARY STATEMENTS:

The Borrower, Bank of America, N.A., as administrative agent, a swing line lender and L/C issuer, and each lender from time to time party thereto have previously entered into that certain Credit Agreement dated as of February 15, 2011 (as amended and modified, the “Existing Credit Agreement”), pursuant to which such lenders have made certain loans and issued certain letters of credit to the Borrower.

The Borrower has requested an increase to the Aggregate Commitments (as defined in the Existing Credit Agreement), an extension of the Maturity Date (as defined in the Existing Credit Agreement) and certain other modifications to the Existing Credit Agreement, and the Administrative Agent and the Lenders have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS

Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“2019 Senior Notes” means the 7-3/4% senior unsecured notes of the Borrower due 2019 in an aggregate principal amount of $475,000,000 issued and sold pursuant to the 2019 Senior Notes Documents.

“2019 Senior Notes Documents” means (a) the Indenture for the 2019 Senior Notes dated as of February 15, 2011, (b) the 2019 Senior Notes and (c) all other agreements, instruments and other documents pursuant to which the 2019 Senior Notes have been issued or otherwise setting forth the terms of the 2019 Senior Notes.

“2022 Senior Notes” means the 7-3/4% senior unsecured notes of the Borrower due 2022 in an aggregate principal amount of $300,000,000 issued and sold pursuant to the 2022 Senior Notes Documents.

“2022 Senior Notes Documents” means (a) the Indenture for the 2022 Senior Notes dated as of October 16, 2012, (b) the 2022 Senior Notes and (c) all other agreements, instruments and other documents pursuant to which the 2022 Senior Notes have been issued or otherwise setting forth the terms of the 2022 Senior Notes.

“Acceptable 2019 Senior Notes Refinancing” means the retirement in full of the 2019 Senior Notes, including the entire outstanding principal amount thereof and interest, fees, premiums, and other applicable amounts due with respect thereto pursuant to a refinancing with unsecured Indebtedness that satisfies the requirements of Section 7.02(d).

“Account” has the same meaning as defined in the UCC, including all rights to payment for goods sold or leased, or for services rendered.

“Account Debtor” means a Person obligated under an Account, Chattel Paper or General Intangible.

“Acquisition” means the acquisition, directly or indirectly, by any Person of (a) at least a majority of the Equity Interests of another Person, (b) all or substantially all of the assets of another Person or (c) all or substantially all of a line of business or division of another Person, in each case (i) whether or not involving a merger or a consolidation with such other Person and (ii) whether in one transaction or a series of related transactions.

“Acquisition Consideration” means, in connection with any Acquisition, the total cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the Borrower and its Subsidiaries for such Acquisition.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the Commitments of all the Lenders.  As of the Second Amendment Effective Date, the Aggregate Commitments are $250,000,000.

“Agreement” means this Credit Agreement.

“Applicable Fee Rate” means, at any time, 0.50% per annum.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.16.  If the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the Aggregate Commitments shall be determined based on the Applicable Percentage of such Lender in respect of the Aggregate Commitments most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 1.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means (i) from the Closing Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter ending December 31, 2014, 2.00% per annum for Base Rate Loans and 3.00% per annum for Eurodollar Rate Loans and Letter of Credit Fees and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate (Letters of Credit)	Base Rate
1	< 1.00x	2.25%	1.25%
2	≥ 1.00x but < 1.50x	2.50%	1.50%
3	≥ 1.50x but < 2.50x	2.75%	1.75%
4	≥ 2.50x but < 3.50x	3.00%	2.00%
5	≥ 3.50x	3.25%	2.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b);  provided,  however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank, National Association, each in its capacity as joint lead arranger and joint bookrunner.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person.

“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2014, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

“Availability” means the Borrowing Base minus Total Outstandings.

“Availability Period” means the period from and including the Closing Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Lender to make Revolving Credit Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Availability Reserve” means the sum (without duplication) of (a) the Rent and Charges Reserve; (b) the Bank Product Reserve; (c) the Dilution Reserve; (d) all accrued Royalties, whether or not then due and payable by a Borrower; (e) the aggregate amount of liabilities secured by Liens upon Collateral that are senior to Administrative Agent's Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); and (f) such additional reserves, in such amounts and with respect to such matters, as Administrative Agent in its Permitted Discretion may elect to impose from time to time.

“Bank of America” means Bank of America, N.A. and its successors.

“Bank Product” means any of the following products, services or facilities extended to the Borrower or a Subsidiary of the Borrower by a Lender or any of its Affiliates: (a) services under Cash Management Agreements; (b) products under Swap Agreements; and (c) leases and other banking products or services, other than Letters of Credit.

“Bank Product Reserve” means the aggregate amount of reserves established by Administrative Agent from time to time in its Permitted Discretion in respect of Secured Bank Product Obligations.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the Eurodollar Rate plus 1.00%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Revolving Credit Loan that bears interest based on the Base Rate.

“BESI” means Basic Energy Services International, LLC, a Delaware limited liability company.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a Revolving Credit Borrowing or a Swing Line Borrowing, as the context may require.

“Borrowing Base” means, on any date of determination, an amount equal to the lesser of (a) the Aggregate Commitments; or (b) the sum, without duplication, of the following:

(i)85% of the Value of Eligible Accounts, plus

(ii)the lesser of (A) 85% of the Value of Eligible Unbilled Accounts or (B) $37,500,000, plus

(iii)the least of (A) 50% of the appraised net orderly liquidation value of Eligible Equipment, (B) 60% of the net book value of Eligible Equipment or (C) $62,500,000; provided that prior to the inclusion of any Eligible Equipment in the Borrowing Base, the Administrative Agent shall have obtained an appraisal thereof in accordance with Section 6.19, minus

(iv)the Availability Reserve.

This definition of “Borrowing Base” will not be modified to increase any of the advance rates or dollar sublimits stated above or add any new categories of eligible assets without the approval of Lenders holding at least two-thirds of the sum of the Total Outstandings and aggregate unused Commitments; provided that the unused Commitment of, and the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of this determination.

“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit J or in such other form as is reasonably satisfactory to the Administrative Agent, by which Borrower certifies the calculation of the Borrowing Base.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations); provided that Capital Expenditures shall not include expenditures for Capitalized Leases, purchase money obligations or Synthetic Lease Obligations, in each case, permitted pursuant to Section 7.02(f) or Permitted Acquisitions permitted pursuant to Section 7.03(g).  For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuers or the Swing Line Lenders (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), (a) cash or deposit account balances, (b) backstop letters of credit entered into on terms, from issuers and in amounts satisfactory to the Administrative Agent and the applicable L/C Issuer, and/or (c) if the L/C Issuers or Swing Line Lenders benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (x) the Administrative Agent and (y) the L/C Issuers or the Swing Line Lenders (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Dominion Trigger Period” means the period (a) commencing on the day that an Event of Default occurs, or Availability is less than the greater of 12.5% of the Aggregate Commitments or $31,250,000 and (b) continuing until, during each of the preceding 60 consecutive days, no Event of Default has existed and Availability has at all times exceeded the greater of 12.5% of the Aggregate Commitments or $31,250,000.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof;

commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (a) at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement, in each case, in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided,  however, that for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority, provided, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than a Permitted Holder becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or

during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

the passage of thirty days from the date upon which any Person or two or more Persons acting in concert (other than any Permitted Holder) shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower, or control over the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 35% or more of the combined voting power of such securities; or

a “change of control” or any comparable term under, and as defined in, any Senior Notes Documents or other significant debt shall have occurred.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Documents” means, collectively, the Security Agreement, the Vessel Mortgages, the Intellectual Property Security Agreement, each of the mortgages, collateral assignments, Security Agreement Supplements, IP Security Agreement Supplements, security agreements, pledge agreements, landlord’s agreements, control agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means, as to each Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) other expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) stock-based compensation expenses which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such Measurement Period), (vi) the write-off of unamortized deferred financing, legal and accounting costs in connection with the refinancing of the Senior Notes, and (vii) tender premiums, redemption premiums, fees, and other amounts expensed in connection with the tender for and/or redemption of the Senior Notes; and minus (b) the following to the extent included in calculating such Consolidated Net Income:  (i) federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such Measurement Period).  Consolidated EBITDA shall be calculated for each Measurement Period, on a Pro Forma Basis, after giving effect to, without duplication, any Material Acquisition (as defined below) and any Material Disposition (as defined below) and, at the Borrower’s election, any other Acquisition or Disposition, in each case, made during each period commencing on the first day of such period to and including the date of such transaction (the “Reference Period”) as if such Acquisition or Disposition and any related incurrence or repayment of Indebtedness occurred on the first day of the Reference Period.  As used in this definition, “Material Acquisition” means any Acquisition with Acquisition Consideration of $3,000,000 or more and “Material Disposition” means any Disposition resulting in net sale proceeds of $10,000,000 or more.

“Consolidated Fixed Charge Coverage Ratio” means the ratio, determined on a consolidated basis for the Borrower and its Subsidiaries for the most recent Measurement Period of (a) Consolidated EBITDA minus Capital Expenditures (except those financed with borrowed money other than Revolver Loans) and cash taxes paid, to (b) Consolidated Fixed Charges.

“Consolidated Fixed Charges” means the sum of Consolidated Interest Charges (other than payment-in-kind or amortization of fees and other non-cash items treated as interest in accordance with GAAP), scheduled principal payments made on borrowed money, and Restricted Payments made.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) all Attributable Indebtedness, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period. For purposes of calculating Consolidated EBITDA, Consolidated Interest Charges shall not include any interest in connection with the Permitted Purchased Notes.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.  For purposes of calculating the Consolidated Leverage Ratio, Consolidated Funded Indebtedness shall not include the Permitted Purchased Notes for so long and to the extent that the same are held by the Borrower or any other Loan Party.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the net income of any Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period, except that the Borrower’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income, (c) any income (or loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause (b) of this proviso), and (d) any interest income or gain of the Borrower for such Measurement Period with respect to the Permitted Purchased Notes.

“Consolidated Senior Secured Indebtedness” means, at any time, Consolidated Funded Indebtedness secured by a Lien on any assets or property of the Borrower or any of its Subsidiaries.

“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“Consolidated Tangible Assets” means, with respect to any Person as of any date, the amount which, in accordance with GAAP, would be set forth under the caption “Total Assets” (or any like caption) on a consolidated balance sheet of such Person and its consolidated Subsidiaries, less all assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided,  however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the applicable L/C Issuer or the applicable Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, each L/C Issuer, each Swing Line Lender and each other Lender promptly following such determination.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Dilution Percent” means the percent, determined for the Borrower's most recent fiscal quarter, equal to (a) bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit memos and other dilutive items with respect to Accounts, divided by (b) gross sales.

“Dilution Reserve”  means the aggregate amount of reserves in an amount equal to the Value of the Eligible Accounts multiplied by 1.0% for each percentage point (or portion thereof) that the Dilution Percent exceeds 5.0%.

“Disqualified Capital Stock” shall mean any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part,  (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in (a) above, or (c) contains any repurchase obligation.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“Dominion Account” means a special account established by the Borrower or any Guarantor at Bank of America or another bank acceptable to the Administrative Agent, over which the Administrative Agent has exclusive control for withdrawal purposes.

“Earn Out Obligation” means those contingent obligations of the Borrower incurred in favor of a seller (or other third party entitled thereto) under or with respect to any Permitted Acquisition.

“Eligible Account” means an Account owing to a Loan Party that arises in the ordinary course of business from the sale of goods or rendition of services, is payable in Dollars and is deemed by the Administrative Agent, in its Permitted Discretion, to be an Eligible Account.  Without limiting the foregoing, no Account shall be an Eligible Account if (a) it is unpaid for more than 60 days after the original due date, or more than 90 days after the original invoice date; (b) 50% or more of the Accounts owing by the Account Debtor are not Eligible Accounts under the foregoing clause; (c) when aggregated with other Accounts owing by the Account Debtor or affiliated Account Debtors, it exceeds 20% of the aggregate Eligible Accounts (or such higher percentage as the Administrative Agent may establish for the Account Debtor from time to time); (d) it does not conform with a covenant or representation herein or in the Security Agreement; (e) it is owing by a creditor or supplier, or is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance that has been asserted in writing (but ineligibility shall be limited to the amount thereof); (f) an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, is not Solvent, or is subject to Sanctions or any specially designated nationals list maintained by OFAC; or such Loan Party is not able to bring suit or enforce remedies against the Account Debtor through judicial process; (g) the Account Debtor is organized or has its principal offices or assets outside the United States or Canada, unless the Account is supported by a letter of credit (delivered to and directly drawable by the Administrative Agent) or credit insurance satisfactory in all respects to the Administrative Agent; (h) it is owing by a Governmental Authority, unless the Account Debtor is the United States or any department, agency or instrumentality thereof and the Account has been assigned to the Administrative Agent in compliance with the federal Assignment of Claims Act; (i) it is not subject to a duly perfected, first priority Lien in favor of the Administrative Agent, or is subject to any other Lien other than Liens that are permitted by Section 7.01(c); (j) the goods giving rise to it have not been delivered to the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale; (k) it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (l) it arises from a sale to an Affiliate, from a sale on a cash-on-delivery, bill-and-hold, sale‑or‑return, sale‑on‑approval, consignment, or other repurchase or return basis, or from a sale for personal, family or household purposes; (m) it represents a progress billing or retainage, or relates to services for which a performance, surety or completion bond or similar assurance has been issued; or (n) it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof.  In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 90 days old will be excluded.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

“Eligible Equipment” means appraised Equipment of the Loan Parties, other than the following Equipment:
(a) the applicable Loan Party does not have good title to such Equipment;

(b) such Equipment is not subject to a first priority perfected Lien in favor of Administrative Agent or such Equipment is subject to any other Liens of any nature whatsoever, other than Liens that are permitted by Section 7.01(c) or (d);

(c) the full purchase price for such Equipment has not been paid by the applicable Loan Party;
(d) such Equipment is not located in the U.S.;

(e) such Equipment is (i) located on premises owned by a Loan Party which premises are not free and clear of all Liens (other than Liens in favor of Administrative Agent) unless such Loan Party shall have delivered to Administrative Agent a mortgagee waiver in form and substance reasonably satisfactory to Administrative Agent or (ii) located on premises leased by a Loan Party or in the possession of a warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person, and the lessor or such Person has not delivered a Lien Waiver (unless a Rent and Charges Reserve for amounts due or to become due with respect to such facility has been established by Administrative Agent in its Permitted Discretion);

(f) such Equipment is not in good working order and condition (ordinary wear and tear excepted), is being held for sale or is not used or held for use by a Loan Party in the ordinary course of business of a Loan Party;

(g) such Equipment is subject to any agreement which restricts the ability of a Loan Party to use, sell, transport or dispose of such Equipment or which restricts Administrative Agent’s ability to take possession of, sell or otherwise dispose of such Equipment;

(h) any representation, warranty or covenant with respect to such Equipment contained in any of the Loan Documents has been breached; and
(i) such Equipment constitutes “fixtures” under the applicable Laws of the jurisdiction in which such Equipment is located.

“Eligible Unbilled Account” means an Account owing to a Loan Party which would qualify as an Eligible Account except that the invoice with respect thereto has not yet been submitted to the Account Debtor, so long as the period following the date on which such Loan Party recognizes such Account in its books and records and prior to the date of the issuance of the invoice with respect thereto is less than 30 days.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination (provided, however, that debt securities that are or by their terms may be convertible or exchangeable into or for Equity Interests shall not constitute Equity Interests prior to conversion or exchange thereof).

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;

provided that: (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied  in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Eurodollar Rate Loan” means a Revolving Credit Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate”.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Property” shall have the meaning set forth in the Security Agreement.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.19 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means, with respect to any Recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), by the United States, any State or the District of Columbia (or any political subdivision thereof) or by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits Taxes imposed by the United States, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 10.13), any United States withholding Tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(ii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 3.01(a) and (d) any U.S. federal withholding Taxes imposed by FATCA.

“Existing Credit Agreement” has the meaning specified in the introductory paragraph hereto.

“Existing Letters of Credit” means those certain Letters of Credit that (a) were issued pursuant to the Existing Credit Agreement, (b) are outstanding on the Closing Date and (c) are listed on Schedule 1.01(a).

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the letter agreement, dated November 10, 2014, among the Borrower, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Financial Covenant Trigger Period” means the period (a) commencing on the day that Availability is less than the greater of 25% of the Aggregate Commitments or $62,500,000 and (b) continuing until, during each of the preceding 30 consecutive days, Availability has at all times exceeded the greater of 25% of the Aggregate Commitments or $62,500,000.

“First Amendment” means that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 15, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders signatory thereto.

“Foreign Lender” means any Lender that is not a U.S. Person.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuers, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lenders, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, (a) the Subsidiaries of the Borrower listed on Schedule 6.12 and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12 and (b) with respect to the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Swap Obligations, the Borrower.

“Guaranty” means the Amended and Restated Guaranty made by the Guarantors in favor of the Secured Parties, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into an interest rate Swap Contract not prohibited under Article VI or VII, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract not prohibited under Article VI or VII, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement and provided further that for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination.

“Immaterial Domestic Subsidiary” means shall mean any Domestic Subsidiary that (i) does not own any Collateral, (ii) does not guaranty any obligations with respect to the Senior Notes, (iii) generates less than 5% of Consolidated EBITDA for the Measurement Period most recently ended for which financial statements of the Borrower are available, and (iv) owns net assets that have an aggregate fair market value of less than 5.0% of Consolidated Tangible Assets of the Borrower as of the end of the fiscal quarter most recently ended.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

net obligations of such Person under any Swap Contract;

all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due for more than 60 days after the date on which such trade account was created);

indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided that, if such indebtedness is limited in recourse, then the amount of such indebtedness for purposes of this Agreement will not exceed the fair market value of such property;

all Attributable Indebtedness in respect to Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Loan Party or Subsidiary valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code of the United States, or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its property; or (c) an assignment or trust mortgage for the benefit of creditors.

“Intellectual Property Security Agreement” has the meaning specified in Section 4.01(a)(v).

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided,  however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the first day of each April, July, October and January and the Maturity Date.

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its Revolving Credit Loan Notice; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another -22-

calendar month, in which case such Interest Period shall end on the next preceding Business Day;

any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

no Interest Period shall extend beyond the Maturity Date.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) an Acquisition.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IP Rights” has the meaning specified in Section 5.17.

“IP Security Agreement Supplement” means any Copyright Security Agreement Supplement, Patent Security Agreement Supplement or Trademark Security Agreement Supplement, as such terms are defined in Section 1.3 of the Security Agreement.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Borrower (or any Subsidiary) or in favor of an L/C Issuer and relating to such Letter of Credit.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means Bank of America and Capital One, National Association, in their respective capacities as issuers of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder selected by the Borrower (with such successor’s consent) and acceptable to the Administrative Agent.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lenders.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by an L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(h).

“Letter of Credit Report” means a certificate substantially the form of Exhibit H or any other form approved by the Administrative Agent.

“Letter of Credit Sublimit” means an amount equal to $100,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

“LIBOR” has the meaning specified in the definition of Eurodollar Rate.

“License” means any license or agreement under which a Loan Party is authorized to use IP Rights in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of property or any other conduct of its business.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Lien Waiver” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, by which (a) for any material Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit the Administrative Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any documents in its possession relating to the Collateral as agent for the Administrative Agent, and agrees to deliver the Collateral to the Administrative Agent upon request; (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges the Administrative Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to the Administrative Agent upon request or permit the Administrative Agent to take possession of the Collateral; and (d) for any Collateral subject to a licensor’s intellectual property rights, the licensor grants to the Administrative Agent the right, vis-à-vis such licensor, to enforce the Administrative Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable license. Notwithstanding the foregoing, a Lien Waiver shall not be required to be delivered in connection with Collateral that is temporarily (i) located on leased premises, (ii) held by a warehouseman, processor, shipper, customs broker or freight forwarder, or  (ii) held by a repairman, mechanic or bailee, in each case, for a period less than 60 days.

“Liquidity” shall mean, as of any date of determination, the sum of (i) all unrestricted cash balances and Cash Equivalents of Borrower and its consolidated Subsidiaries as of such date and (ii) Availability.

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) the Post Closing Agreement (g) each Issuer Document, (h) any arrangements entered into by any L/C Issuer and the Borrower pursuant to Section 2.03(a)(iii), (i) the First Amendment, (j) the Second Amendment and (k) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Material Contract” means, with respect to any Person, any agreement or instrument to which such Person is a party which is material to the business, condition (financial or otherwise), operations, performance, or properties of such Person.

“Material Loan Party “ shall mean (i) the Borrower and (ii) any Subsidiary that (A) owns any Collateral, (B) generates more than 5% of Consolidated EBITDA for the Measurement Period most recently ended for which financial statements of the Borrower are available or (C) owns net assets that have an aggregate Fair Market Value of 5.0% or more of Consolidated Tangible Assets of the Borrower as of the end of the previous fiscal quarter.

“Maturity Date” means November 26, 2019; provided,  however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day; provided further that if an Acceptable 2019 Senior Notes Refinancing has not been completed by August 15, 2018, then the “Maturity Date” shall be January 2, 2019.

“Measurement Period” means, at any date of determination, (a) the most recently completed four fiscal quarters of the Borrower if a Financial Covenant Trigger Period is not then in effect and has not been in effect for the preceding 30 days or (b) at any other time, the most recently completed twelve calendar months.

“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during any period when a Lender constitutes a Defaulting Lender, an amount equal to 103% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.15(a)(i) or (a)(ii), an amount equal to 103% of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their reasonable discretion.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Lender, substantially in the form of Exhibit C.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit F or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06(b)).

“Outstanding Amount” means (a) with respect to Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

“Participant” has the meaning specified in Section 10.06(d).

“Participant Register” has the meaning specified in Section 10.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Acquisition” means, with respect to the Borrower or any Guarantor, (a) any Acquisition by such Person for which the Acquisition Consideration consists solely of Qualified Capital Stock of the Borrower or (b) any other Acquisition by such Person, if, at the time of, and after giving effect on a Pro Forma Basis to, such other Acquisition:

the pro forma Consolidated Leverage Ratio as of the end of the most recent Measurement Period for which financial statements of the Borrower are available is less than 3.50 to 1.0 (assuming, for purposes of this clause (i), that such Acquisition, and all other Acquisitions consummated since the first day of the relevant Measurement Period ending on or prior to the date of such Acquisition, and all Indebtedness incurred, assumed or repaid in connection therewith had occurred on the first day of such relevant Measurement Period);

pro forma Liquidity is greater than $62,500,000; and

the Borrower is in pro forma compliance with all covenants set forth in Section 7.11 (regardless of whether a Financial Covenant Trigger Period is then in effect) as of the end of the most recent Measurement Period for which financial statements of the Borrower are available (assuming, for purposes of Section 7.11, that such Acquisition, and all other Acquisitions consummated since the first day of the relevant Measurement Period for each of the financial covenants set forth in Section 7.11 ending on or prior to the date of such Acquisition, and all Indebtedness incurred, assumed or repaid in connection therewith had occurred on the first day of such relevant Measurement Period).

“Permitted Discretion” means a determination made in the exercise, in good faith, of reasonable business judgment (from the perspective of a secured, asset-based lender).

“Permitted Holders” means aPriori Capital Partners LLC and its Affiliates.

“Permitted Purchased Notes” means those Senior Notes prepaid, purchased or otherwise satisfied by the Borrower or any other Loan Party in accordance with Section 7.15(e).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Pledged Equity” has the meaning specified in Section 1.3 of the Security Agreement.

“Post Closing Agreement” means the Post Closing Agreement dated as of the Closing Date among the Borrower, the other Loan Parties and the Administrative Agent.

“Pro Forma Basis” shall mean on a basis in accordance with GAAP and Regulation S X and otherwise reasonably satisfactory to the Administrative Agent.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified Capital Stock” of any Person shall mean any capital stock of such person that is not Disqualified Capital Stock; provided that such capital stock shall not be deemed Qualified Capital Stock to the extent sold or owed to a Subsidiary of such person or financed, directly or indirectly, using funds (1) borrowed from such person or any Subsidiary of such person until and to the extent such borrowing is repaid or (2) contributed, extended, guaranteed or advanced by such person or any Subsidiary of such person (including, without limitation, in respect of any employee stock ownership or benefit plan).  Unless otherwise specified, Qualified Capital Stock refers to Qualified Capital Stock of Borrower.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Recipient” means (a) any Lender, (b) any L/C Issuer and (c) the Administrative Agent, as applicable.

“Register” has the meaning specified in Section 10.06(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Removal Effective Date” has the meaning set forth in Section 9.06.

“Rent and Charges Reserve” means the aggregate of (a) all past due rent and other amounts owing by a Loan Party to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Collateral or could assert a Lien on any Collateral; and (b) a reserve at least equal to three months rent and other charges that could be payable to any such Person, unless it has executed a Lien Waiver.  Rent payable under Capitalized Leases will not be included in the Rent and Charges Reserve.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Revolving Credit Borrowing, conversion or continuation of Revolving Credit Loans, a Revolving Credit Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Resignation Effective Date” has the meaning set forth in Section 9.06.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Revolving Credit Loan” has the meaning specified in Section 2.01.

“Revolving Credit Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A, or such other form as may be approved by the Administrative Agent  (including any form on an electronic platform or electronic transmission system, including electronic mail, as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Robota” means Robota Energy Equipment, LLC, a Texas limited liability company.

“Royalties” means all royalties, fees, expense reimbursement and other amounts payable by a Loan Party under a License.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of April 21, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders signatory thereto.

“Second Amendment Effective Date” means April 21, 2015.

“Secured Bank Product Obligations” means all debt, obligations and other liabilities owing under Secured Cash Management Agreements and Secured Hedge Agreements; provided that Secured Bank Product Obligations of a Loan Party shall not include the Excluded Swap Obligations of such Loan Party or any obligations of such Loan Party with respect to any leases that may constitute Bank Products.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank which has delivered a Secured Party Designation Notice.

“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender, substantially in the form of Exhibit G, (a) describing the Secured Cash Management Agreement or Secured Hedge Agreement and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount and (b) agreeing to be bound by Section 9.11.

“Secured Hedge Agreement” means any interest rate Swap Contract permitted under Article VII that is entered into by and between the Borrower and any Hedge Bank which has delivered a Secured Party Designation Notice.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Security Agreement” means that certain Security Agreement dated as of February 15, 2011, as amended and supplemented from time to time, executed by each of the Loan Parties in favor of the Administrative Agent.

“Security Agreement Supplement” means the form of supplement attached to the Security Agreement as Annex I.

“Senior Notes” means (a) the 2019 Senior Notes, (b) the 2022 Senior Notes, and (c) any notes, promissory notes or other instruments evidencing the refinancing, renewal, refunding or extension of any of the foregoing in accordance with Section 7.02(d) or the issuance or incurrence of Indebtedness, or refinancing, renewal, refunding or extension thereof, permitted under Section 7.02(g).

“Senior Notes Documents” means (a) the 2019 Senior Notes Documents, (b) the 2022 Senior Notes Documents, and (c) any indentures, promissory notes, credit agreements and other instruments pursuant to which the refinancing, renewal, refunding or extension of any of the foregoing in accordance with Section 7.02(d) has been effectuated or Indebtedness permitted under Section 7.02(g) has been issued or incurred, including any refinancing, renewal, refunding or extension thereof permitted under such Section.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.19).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b)

any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Bank of America, in its capacity as provider of Swing Line Loans, and, at the request of the Borrower and subject to the consent of the Administrative Agent in its sole discretion, any other swing line lender that agrees to act as a provider of Swing Line Loans, or, in each case, any successor swing line lender hereunder acceptable to the Administrative Agent.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Swing Line Sublimit” means, with respect to each Swing Line Lender, an amount equal to the lesser of (a) $10,000,000 and (b) the Aggregate Commitments.  The Swing Line Sublimits are part of, and not in addition to, the Aggregate Commitments.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Total Swing Line Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the Aggregate Commitments.  The Total Swing Line Sublimit is a part of, and not in addition to, the Aggregate Commitments.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York;  provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States of America and that is not a CFC.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii).

“Value” means, for an Account, its face amount, net of any returns, rebates, discounts (calculated on the shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) that have been or could properly be claimed by the Account Debtor or any other Person.

“Vessel Mortgages” means collectively, each of the vessel mortgages executed by the Borrower or any Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties, in form and substance reasonably acceptable to the Administrative Agent.

“Weekly BBC Trigger Period”  means the period (a) commencing on the day that an Event of Default occurs, or Availability is less than the greater of 12.5% of the Aggregate Commitments or $31,250,000 and (b) continuing until, during each of the preceding 30 consecutive days, no Event of Default has existed and Availability has at all times exceeded the greater of 12.5% of the Aggregate Commitments or $31,250,000.

Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

Accounting Terms.   Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

Consolidation of Variable Interest Entities.  All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.

Rounding.  Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).

Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided,  however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Currency Equivalents Generally.

Any amount specified in this Agreement (other than in Articles II and IX) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount thereof in the applicable currency to be determined by the Administrative Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars.  For purposes of this Section 1.07, the “Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 10:00 a.m. on the date two Business Days prior to the date of such determination; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto.

Uniform Commercial Code.  Terms relating to Collateral used and not otherwise defined herein that are defined in the UCC shall have the meanings set forth in the UCC, as applicable and as the context requires.

ARTICLE II the COMMITMENTS and Credit Extensions

The Loans.  Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Outstandings shall not exceed the Borrowing Base, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment.  Within the limits of the Borrowing Base, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01.  Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided,  however, any Revolving Credit Borrowings made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as Base Rate Loans unless the Borrower delivers a funding indemnity letter acceptable to the Administrative Agent not less than three (3) Business Days prior to the date of such Revolving Credit Borrowing.

Borrowings, Conversions and Continuations of Loans.  Each Revolving Credit Borrowing, each conversion of Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (i) telephone or (ii) a Revolving

Credit Loan Notice.  Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans.  Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Revolving Credit Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.  Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Revolving Credit Loan Notice and each telephonic notice shall specify (i) whether the Borrower is requesting a Revolving Credit Borrowing, a conversion of Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto.  If the Borrower fails to specify a Type of Loan in a Revolving Credit Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the Revolving Credit Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.  If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Revolving Credit Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a Eurodollar Rate Loan.

Following receipt of a Revolving Credit Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a).  In the case of a Revolving Credit Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Business Day specified in the applicable Revolving Credit Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided,  however, that if, on the date a Revolving Credit Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan.  During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than five (5) Interest Periods in effect with respect to Eurodollar Rate Loans.

Letters of Credit.   The Letter of Credit Commitment.  Subject to the terms and conditions set forth herein,  each L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03,   from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and  to honor drawings under the Letters of Credit; and  the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Borrowing Base, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.  Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  All Existing Letters of Credit shall be deemed to have been issued pursuant hereto and deemed L/C Obligations, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

No L/C Issuer shall issue any Letter of Credit if:

subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the applicable L/C Issuer from issuing the Letter of Credit, or any Law applicable to the applicable L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the applicable L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the applicable L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

the issuance of the Letter of Credit would violate one or more policies of the applicable L/C Issuer applicable to letters of credit generally;

except as otherwise agreed by the Administrative Agent and the applicable L/C Issuer, the Letter of Credit is in an initial stated amount less than $500,000;

the Letter of Credit is to be denominated in a currency other than Dollars;

any Lender is at that time a Defaulting Lender, unless the applicable L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.

No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.

Each L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.

Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by any L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuers with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuers.

Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.  Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application may be sent by fax transmission, by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 10:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer:  the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); the amount thereof; the expiry date thereof; the name and address of the beneficiary thereof; the documents to be presented by such beneficiary in case of any drawing thereunder; the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; the purpose and nature of the requested Letter of Credit; and such other matters as the applicable L/C Issuer may reasonably require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer the Letter of Credit to be amended; the proposed date of amendment thereof (which shall be a Business Day); the nature of the proposed amendment; and such other matters as the applicable L/C Issuer may require.  Additionally, the Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may reasonably require.

Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof.  Unless the applicable L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.

If the Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided,  however, that such L/C Issuer shall not permit any such extension if such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent that the Required Lenders have elected not to permit such extension or from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension.

Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

Drawings and Reimbursements; Funding of Participations.  Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof.  Not later than 10:00 a.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit

(each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing.  If the Borrower fails to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof.  In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Revolving Credit Loan Notice).  Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

Each Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 12:00 noon on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to such L/C Issuer.

With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Lender’s payment to the Administrative Agent for the account of such L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

Until each Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer.

Each Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Borrower or any other Person for any reason whatsoever; the occurrence or continuance of a Default, or any other occurrence, event or condition, whether or not similar to any of the foregoing; provided,  however, that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Revolving Credit Loan Notice ).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

If any Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by such L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of such L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

Repayment of Participations.  At any time after the applicable L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

If any payment received by the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

Obligations Absolute.  The obligation of the Borrower to reimburse each L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement or such Letter of Credit, the transactions contemplated hereby or any agreement or instrument relating thereto, or any unrelated transaction;

any draft, demand, endorsement, certificate or other document presented under or in connection with such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

waiver by any L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrower or any waiver by any L/C Issuer which does not in fact materially prejudice the Borrower;

honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;

any payment made by any L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable;

any payment by any L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable

L/C Issuer.  The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.

Role of L/C Issuers.  Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; any action taken or omitted in the absence of gross negligence or willful misconduct; or the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided,  however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.03(e);  provided,  however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against any L/C Issuer, and any L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves, as determined by a final nonappealable judgment of a court of competent jurisdiction, were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, any L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. Each L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.

Applicability of ISP.  Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to the Borrower for, and each L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of any L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the

ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance, subject to Section 2.16, with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be due and payable on the first day of each April, July, October and January, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and computed on a quarterly basis in arrears.  If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.  Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers.  The Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears.  Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

L/C Issuer Reports to the Administrative Agent.  Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section, provide the Administrative Agent a Letter of Credit Report, as set forth below:

reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed);

on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;

on any Business Day on which the Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment;

on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and

for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer.

Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

Swing Line Loans.   The Swing Line.  Subject to the terms and conditions set forth herein, each Swing Line Lender may in its sole discretion, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of its Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided,  however, that (i) after giving effect to any Swing Line Loan, (A) the Total Outstandings shall not exceed the Borrowing Base at such time, (B) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Commitment, (C) the aggregate Outstanding Amount of all Swing Line Loans at any time shall not exceed the Total Swing Line Sublimit and provided further that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (ii) no Swing Line Lender shall be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.  Each Swing Line Loan shall bear interest only at a rate based on the Base Rate.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.

Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the applicable Swing Line Lender and the Administrative Agent, which may be given by:  (i) telephone or (ii) a Swing Line Loan Notice.  Each such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 12:00 noon on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the applicable Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Promptly after receipt by the applicable Swing Line Lender of any telephonic Swing Line Loan Notice, the applicable Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the applicable Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the applicable Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 1:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing such Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the applicable Swing Line Lender will, not later than 2:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

Refinancing of Swing Line Loans.  Each Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes each Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Revolving Credit Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02.  The applicable Swing Line Lender shall furnish the Borrower with a copy of the applicable Revolving Credit Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Revolving Credit Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the applicable Swing Line Lender at the Administrative Agent’s Office not later than 12:00 noon on the day specified in such Revolving Credit Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the applicable Swing Line Lender.

If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit  Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the applicable Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the applicable Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

If any Lender fails to make available to the Administrative Agent for the account of the applicable Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the applicable Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the applicable Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the applicable Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the applicable Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

Each Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the applicable Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided,  however, that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

Repayment of Participations.  At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the applicable Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by such Swing Line Lender.

If any payment received by the applicable Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by such Swing Line Lender in its discretion), each Lender shall pay to the applicable Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the applicable Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

Interest for Account of Swing Line Lender.  Each Swing Line Lender shall be responsible for invoicing the Borrower for interest on such Swing Line Lender’s Swing Line Loans (provided that any failure of a Swing Line Lender to provide an invoice for interest on Swing Line Loans shall not release the Borrower from its obligation to pay such interest).  Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the applicable Swing Line Lender.

Payments Directly to Swing Line Lender.  The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the applicable Swing Line Lender.

Prepayments.  Optional.  The Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Credit Loans in whole or in part without premium or penalty subject to Section 3.05; provided that such notice must be received by the Administrative Agent not later than 10:00 a.m. three Business Days prior to any date of prepayment of Eurodollar Rate Loans and on the date of prepayment of Base Rate Loans; any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.  Subject to Section 2.16, each such prepayment shall be applied to the Revolving Credit Loans of the Lenders in accordance with their respective Applicable Percentages.

The Borrower may, upon notice to the applicable Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 12:00 noon on the date of the prepayment, and any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid.

Mandatory.  If for any reason the Total Outstandings at any time exceed the Borrowing Base at such time, the Borrower shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess.

Termination or Reduction of Commitments.  The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, the Letter of Credit Sublimit or the Total Swing Line Sublimit, or from time to time permanently reduce the Aggregate Commitments, the Letter of Credit Sublimit or the Total Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 10:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Borrowing Base, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Total Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Total Swing Line Sublimit or the Outstanding Amount of Swing Line Loans owing to any Swing Line Lender would exceed such Swing Line Lender’s Swing Line Sublimit.  The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Aggregate Commitments under this Section 2.06.  Upon any reduction of the Aggregate Commitments, the Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount.  Upon any reduction of the Total Swing Line Sublimit, each Swing Line Lender’s Swing Line Sublimit shall be an amount equal to such reduction amount.  All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

Repayment of Revolving Credit Loans.   Revolving Credit Loans.  The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding on such date.

Swing Line Loans.  The Borrower shall repay each Swing Line Loan on the earlier to occur of the date ten (10) Business Days after such Loan is made and the Maturity Date.

Dominion Account.  During any Cash Dominion Trigger Period, the ledger balance in each Dominion Account as of the end of a Business Day shall be applied to the Obligations at the beginning of the next Business Day.  If a credit balance results from such application, it shall not accrue interest in favor of the Loan Parties and shall be made available to the Borrower as long as no Default or Event of Default exists.  At all times when a Cash Dominion Trigger Period is not in effect, Borrower shall have unrestricted access to amounts in Deposit Accounts.

Interest.  Subject to the provisions of Section 2.08(b),   each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate;  each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Fees.  In addition to certain fees described in Sections 2.03(h) and (i):

Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Fee Rate times the actual daily amount by which the Aggregate Commitments exceed the sum of the Outstanding Amount of Revolving Credit Loans and the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.16.  The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the first day of each April, July, October and January, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Fee Rate separately for each period during such quarter that such Applicable Fee Rate was in effect.

Other Fees.  The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.  All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Administrative Agent, any Lender or any L/C Issuer, as the case may be, under Section 2.03(c)(iii),  2.03(h) or 2.08(b) or under Article VIII.  The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

Evidence of Debt.  The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Payments Generally; Administrative Agent’s Clawback.   General.  All payments to be made by the Borrower shall be made free and clear and without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 1:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 1:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.

Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 11:00 a.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans.  If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

Payments by Borrower; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuers hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuers, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative

Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

Insufficient Funds.  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

Sharing of Payments by Lenders.  If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of the amount of such Obligations due and payable to such Lender at such time to the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of the amount of such Obligations owing (but not due and payable) to such Lender at such time to the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then, in each case under clause (a) and (b) above, the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Revolving Credit Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

the provisions of this Section shall not be construed to apply to any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender),  the application of Cash Collateral provided for in Section 2.15, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Increase in Commitments.  Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments to an amount up to but not exceeding (giving effect to all such increases) $350,000,000; provided that any such request for an increase shall be in a minimum amount of $15,000,000, the Borrower may make a maximum of four (4) such requests and such increase is permitted by the Senior Notes Documents assuming that the increased Commitments are fully drawn.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

Lender Elections to Increase.  Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase.  Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

Notification by Administrative Agent; Additional Lenders.  The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder.  Subject to the approval of the Administrative Agent, the L/C Issuers and the Swing Line Lenders (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel, which invitation may be made concurrently with the notice required by Section 2.14(a).

Effective Date and Allocations.  If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Revolving Credit Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date.

Conditions to Effectiveness of Increase.  As a condition precedent to such increase,  the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) in the case of the Borrower, certifying that, before and after giving effect to such increase, the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01,   at the time of and after giving effect on a Pro Forma Basis to such increase in the Aggregate Commitments and any borrowings made on the Revolving Credit Increase Effective Date, the Borrower is in compliance with all covenants set forth in Section 7.11 as of the end of the most recent Measurement Period for which financial statements of the Borrower are available and no Default exists.  The Borrower shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section and Borrower may use advances from Lenders having new or increased Commitments for such prepayment.

Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

Cash Collateral.

Certain Credit Support Events.  Upon the request of the Administrative Agent or any L/C Issuer if the applicable L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.  At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuers or the Swing Line Lenders, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (ii) above, after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked deposit accounts at Bank of America which, in the case of Cash Collateral provided by any Loan Party, shall be interest bearing deposit accounts.  The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders (including the Swing Line Lenders), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03,  2.04,  2.05,  2.06,  2.16 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (w)  any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuers or Swing Line Lenders, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

Defaulting Lenders.   Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

Waivers and Amendments.  That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.

Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuers or Swing Line Lenders hereunder; third, to Cash Collateralize the applicable L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy potential future obligations of that Defaulting Lender to fund Loans under this Agreement and Cash Collateralize the applicable L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuers or Swing Line Lenders against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(v).  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

Certain Fees.

Fees. No Defaulting Lender shall be entitled to receive any fee payable pursuant to Section 2.09(a) for any period during which that Lender is a

Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.03(a)(iii)(E).

Defaulting Lender Fees. With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, pay to the applicable L/C Issuer and applicable Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and not be required to pay the remaining amount of any such fee.

Reallocation of Applicable Percentages to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that  the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and  such reallocation does not cause the aggregate principal amount at such time of such Non-Defaulting Lender’s outstanding Revolving Credit Loans and participations in L/C Obligations and Swing Line Loans to exceed such Non-Defaulting Lender’s Commitment.  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

Cash Collateral, Repayment of Swing Line Loans.  If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law,  first, prepay Swing Line Loans in an amount equal to the applicable Swing Line Lender’s Fronting Exposure and  second, Cash Collateralize the applicable L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.15.

Defaulting Lender Cure.  If the Borrower, the Administrative Agent, Swing Line Lenders and the L/C Issuers agree in writing in their sole discretion that a Defaulting Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.16(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided,  further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY

Taxes.   Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.  Any and all payments by or on account of any obligation of the Borrower  hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes.  If, however, applicable Laws require an applicable withholding agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the Borrower or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

If any applicable withholding agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding Taxes, from any payment, then such withholding agent shall withhold or make such deductions as are determined by such withholding agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, such withholding agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and if such Tax subject to withholding or deduction is an Indemnified Tax or Other Tax, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

Payment of Other Taxes by the Borrower.  Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

Tax Indemnifications.  Without limiting the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify each Recipient and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Borrower or the Administrative Agent or paid by the applicable Recipient and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  The Borrower shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (ii) of this subsection.  A certificate as to the amount of any such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error.

Without limiting the provisions of subsection (a) or (b) above, each Lender and each L/C Issuer shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by any Governmental Authority as a result of the failure by such Lender or such L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or such L/C Issuer, as the case may be, to the Administrative Agent pursuant to subsection (e).  Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

Evidence of Payments.  Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

Status of Lenders; Tax Documentation.   Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A),  (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

Without limiting the generality of the foregoing,

any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

executed originals of IRS Form W-8ECI;

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a

“U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable); or

to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner.

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be.  If the Administrative Agent, any Lender or any L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or such L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or such L/C Issuer, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such L/C Issuer in the event the Administrative Agent, such Lender or such L/C Issuer is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require the Administrative Agent, any Lender or any L/C Issuer to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

FATCA Grandfathering. For purposes of determining U.S. withholding Taxes imposed under FATCA, from and after the date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

Survival.  Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal  for such Lender to determine or charge interest rates based upon the Eurodollar Rate.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

Inability to Determine Rates.  If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof,    the Administrative Agent determines that Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or  adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan  or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (a) (i) above, “Impacted Loans”), or  the Administrative Agent or the Required Lenders determine that for any reason  the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent upon the instruction of the Required Lenders revokes such notice.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a) (i) of this section, the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans,  in which case, the lesser of such alternative rate of interest and the Base Rate shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this section, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

Increased Costs; Reserves on Eurodollar Rate Loans.   Increased Costs Generally.  If any Change in Law shall:

impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or any L/C Issuer;

subject any Recipient to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Recipient in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Taxes described in clauses (a) or (b) of the definition of Excluded Tax payable by such Recipient); or

impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

Capital Requirements.  If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.

Certificates for Reimbursement.  A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

Delay in Requests.  Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

Reserves on Eurodollar Rate Loans.  The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive) and as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender.  If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

any continuation, conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurodollar Rate Loan on the date or in the amount notified by the Borrower; or

any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.  The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

Mitigation Obligations; Replacement of Lenders.   Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment.

Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.

Survival.  All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV CONDITIONS PRECEDENT TO Credit Extensions

Conditions of Initial Credit Extension.  The obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

a Note executed by the Borrower in favor of each Lender requesting a Note;

the Post Closing Agreement, duly executed by each of the parties thereto;

a reaffirmation of the Security Agreement, duly executed by each Loan Party, together with:

certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank to the extent not currently held by the Administrative Agent, proper Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement, completed requests for information, dated on or before the date of the initial Credit Extension, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements, evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby including the delivery of the certificates of title for applicable equipment as required by the Security Agreement, the Account Control Agreements and the Securities Account Control Agreement (in each case, as defined in the Security Agreement) required pursuant to the Security Agreement to the extent not in effect and duly executed by the appropriate parties (except to the extent otherwise provided in the Post Closing Agreement), and evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters, UCC-3 termination statements and landlords’ and bailees’ waiver and consent agreements);

intellectual property security agreement supplements (together with each other intellectual property security agreement and intellectual property security agreement supplement currently in effect and hereafter delivered pursuant to Section 6.12, in each case as amended, the “Intellectual Property Security Agreement”), duly executed by each Loan Party, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Intellectual Property Security Agreement has been taken;

such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that the Borrower and each Guarantor is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

a favorable opinion of Andrews Kurth LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.02(a) and (b) have been satisfied,   that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (C) the amount of Indebtedness under the Loan Documents the Borrower is permitted to incur under the Senior Notes Documents as of the Closing Date;

a financial forecast of the Borrower and its Subsidiaries on a consolidated basis prepared by management of the Borrower, including consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its

Subsidiaries on an annual basis for each of the Borrower’s fiscal years 2014 through and including 2019;

certificates attesting to the Solvency of each Material Loan Party before and after giving effect to the entering into of this Agreement and any repayment or incurrence of Indebtedness on the Closing Date and the payment of fees and expenses in connection therewith, from its chief financial officer;

evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, together with the certificates of insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral;

such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuers, the Swing Line Lenders or any Lender reasonably may require.

All fees required to be paid to the Administrative Agent and the Arrangers on or before the Closing Date shall have been paid and all fees required to be paid to the Lenders on or before the Closing Date shall have been paid.

Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

All Loans outstanding under the Existing Credit Agreement shall have been repaid, and all accrued but unpaid interest, commitment fees, and other amounts outstanding thereunder shall have been paid in full; provided that, for the avoidance of doubt, Letters of Credit issued and outstanding under the Existing Credit Agreement shall remain outstanding as Letters of Credit hereunder and shall be subject to and governed by the terms and conditions hereof.

All consents, licenses, approvals, waivers, acknowledgements and other agreements required in connection with the execution, delivery and performance by such Loan Party, and the validity against such Loan Party, of the Loan Documents to which it is a party shall be in full force and effect.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative

Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Conditions to all Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Revolving Credit Loan Notice requesting only a conversion of Revolving Credit Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.

No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

The Administrative Agent and, if applicable, the applicable L/C Issuer or the applicable Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Revolving Credit Loan Notice requesting only a conversion of Revolving Credit Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

Existence, Qualification and Power.  Each Loan Party and each of its Subsidiaries  is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization,  has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to  own or lease its assets and carry on its business and  execute, deliver and perform its obligations under the Loan Documents to which it is a party, and  is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Person’s Organization Documents;  conflict with or result in any breach or contravention of under, or require any payment to be made under any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except for conflicts, breaches or contraventions that could not reasonably be expected to result in a Material Adverse Effect,  violate any Law or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or  result in the creation or imposition of any Lien on any property of the Borrower or any Subsidiary except Liens created under the Loan Documents.

Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document,  the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,  the perfection or continuance of the Liens created under the Collateral Documents (including the first priority nature thereof) or  the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, are required by the Loan Documents or in the case of any authorization, approval, action, notice or filing from or with a Person other than a Governmental Authority, the failure to have could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Binding Effect.  This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

Financial Statements; No Material Adverse Effect.  The Audited Financial Statements  were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;  fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and  show or describe all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

The consolidated forecasted balance sheet, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s best estimate of its future financial condition and performance, recognizing that there are industry-wide risks normally associated with the types of business conducted by the Borrower and its Subsidiaries and that the Borrower does not warrant that such forecasts and estimates will ultimately prove to have been accurate..

Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that purport to affect or pertain to this Agreement, any other Loan Document, or either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

No Default.  Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

Ownership of Property; Liens; Investments.  Each Loan Party and each of its Subsidiaries has good title to, or valid leasehold interests in, all of their respective property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Environmental Compliance.  The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

None of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property.  Except as in accordance in all material respects with the requirements of all Environmental Laws: (i) there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries and (ii) Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.  Except as could not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect, there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries.

Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for any investigations, assessments or remedial or response actions not reasonably expected to result in any material liability to any Loan Party or any of its Subsidiaries.  All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in accordance with the requirements of all Environmental Laws in all material respects and in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

The Borrower and each of its Subsidiaries have obtained all Environmental Permits necessary for the ownership and operation of its properties and assets and the conduct of its business except where the failure to do so could, either individually or in the aggregate, reasonably be expected to result in material liability to any Loan Party or any of its Subsidiaries.  Except where the failure to do so could not, either individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect, the Borrower and each of its Subsidiaries have been and are in compliance with all terms and conditions of such Environmental Permits.  There are no pending or, to the knowledge of the Borrower, threatened, claims against the Borrower or any Subsidiary under any Environmental Laws and neither the Borrower nor any Subsidiary has received any written notice of alleged non-compliance with applicable Environmental Laws or Environmental Permits which could, in each case, either individually or in the aggregate, reasonably be expected to (i) cause a Material Adverse Effect or (ii) result in material liability to any Loan Party or any of its Subsidiaries.

Insurance.  The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates.

Taxes.  The Borrower and its Subsidiaries have filed all federal, state and other material Tax returns and reports required to be filed, and have paid all federal, state and other material Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed Tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.  Neither any Loan Party nor any Subsidiary thereof is party to any Tax sharing agreement.

ERISA Compliance.  The Borrower, its Subsidiaries and each ERISA Affiliate have maintained each Plan (other than a Multiemployer Plan) in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state laws.

There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

Except as could not, either individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect:  (i) no ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

Subsidiaries; Equity Interests; Loan Parties.  As of the Closing Date, no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents.  As of the Closing Date, no Loan Party has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.  Set forth on Part (c) of Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Closing Date (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation.  As of the Closing Date, each of Robota and BESI is an Immaterial Domestic Subsidiary.

Margin Regulations; Investment Company Act.  The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Disclosure.  The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries or any other Loan Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  No report, financial statement, certificate or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, recognizing that there are industry-wide risks normally associated with the types of business conducted by the Borrower and its Subsidiaries and that the Borrower does not warrant that such projections and estimates will ultimately prove to have been accurate.

Compliance with Laws.  Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Intellectual Property; Licenses, Etc.  The Borrower and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person.  To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon any rights held by any other Person.  No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Solvency.  Each Material Loan Party is, individually and together with its Subsidiaries on a consolidated basis, Solvent.

Casualty, Etc.  Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Labor Matters.  There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date and neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

Collateral Documents.  The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein.  Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents and for such other action completed on or prior to the Closing Date, no filing or other action will be necessary to perfect or protect such Liens.

Sanctions Concerns.  No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is, (a) currently the subject or target of any Sanctions or (b)  located, organized or resident in a Designated Jurisdiction.

ARTICLE VI AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01,  6.02,  6.03 and 6.11) cause each Subsidiary to:

Financial Statements; Borrowing Base Certificate.  Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (or, if earlier, 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal year ended December 31, 2014), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any

“going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or, if earlier, 5 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal quarter ended March 31, 2015), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

if a Financial Covenant Trigger Period is in effect, as soon as available, but in any event within 30 days after the end of each month, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such month and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

as soon as available, but in any event not later than 45 days after the end of each fiscal year of the Borrower, a financial forecast of the Borrower and its Subsidiaries on a consolidated basis prepared by management of the Borrower, in form satisfactory to the Administrative Agent and the Required Lenders, including consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date occurs);

a Borrowing Base Certificate prepared as of the end of the applicable period, as soon as available, but in any event (i) when there are no Borrowings outstanding, not later than 25 days after the end of each fiscal quarter, (ii) when there are Borrowings outstanding, not later than 25 days after the end of each month and (iii) when a Weekly BBC Trigger Period is in effect, not later than 3 Business Days after the end of each week.  All calculations of Availability in any Borrowing Base Certificate shall originally be made by the Borrower and certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower, provided that the Administrative Agent may from time to time review and adjust any such calculation (A) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Dominion Accounts or otherwise; and (B) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.

As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

Certificates; Other Information.  Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under the financial covenants set forth herein or, if any such Default shall exist, stating the nature and status of such event;

concurrently with the delivery of the financial statements referred to in Sections 6.01(a),  (b) and (c) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes);

promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them;

promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

as soon as available, but in any event within 30 days after the end of each fiscal year of the Borrower, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify;

promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

not later than five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all material notices, requests and other documents (including amendments, waivers and other modifications) received under or pursuant to any instrument, indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request;

promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect; and

promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by fax transmission or e- mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Debt Domain, Syndtrak, ClearPar, or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the

Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided,  however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.

Notices.  Promptly notify the Administrative Agent and each Lender:

of the occurrence of any Default;

(i) the breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws, (iv) or any other matter, in each case, that has resulted or could reasonably be expected to result in a Material Adverse Effect;

the commencement of, or any material development in, any investigation, litigation or proceeding affecting the Borrower or any Subsidiary pursuant to any applicable Environmental Laws which could, either individually or in the aggregate, reasonably be expected to result in material liability to any Loan Party or any of its Subsidiaries of the occurrence of any ERISA Event; and

of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof, including any determination by the Borrower referred to in Section 2.10(b).

Each notice pursuant to Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

Payment of Obligations.  Pay and discharge as the same shall become due and payable, all its material obligations and liabilities, including (a) all Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

Preservation of Existence, Etc.  (a) Preserve, renew and maintain in full force and effect the Borrower’s and the Material Loan Parties’ legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

Maintenance of Properties.  (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

Maintenance of Insurance.  (a) Maintain insurance with respect to the Collateral, covering casualty, hazard, theft, malicious mischief, flood and other risks, in amounts, with endorsements and with insurers (with a Best's Financial Strength Rating of at least A+, unless otherwise approved by the Administrative Agent in its discretion) satisfactory to the Administrative Agent.  All proceeds under each policy covering Collateral shall be payable to the Administrative Agent as a lender loss payee.  From time to time upon request, the Borrower shall deliver to the Administrative Agent the originals or certified copies of its insurance policies.  Unless the Administrative Agent shall agree otherwise, each policy shall include satisfactory endorsements that (i) provide for not less than 30 days prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance, (ii) with respect to insurance covering Collateral, name the Administrative Agent as loss payee, and (iii) specify that the interest of the Administrative Agent shall not be impaired or invalidated by any act or negligence of any Loan Party or the owner of the property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy.  If the Borrower fails to provide and pay for any insurance, the Administrative Agent may, at its option, but shall not be required to, procure the insurance and charge the Borrower therefor.  The Borrower agrees to deliver to the Administrative Agent, promptly as rendered, copies of all reports made to insurance companies.  While no Event of Default exists, the Loan Parties may settle, adjust or compromise any insurance claim, as long as the proceeds are delivered to the Administrative Agent.  If an Event of Default exists, only the Administrative Agent shall be authorized to settle, adjust and compromise such claims

(b)In addition to the insurance required under clause (a) with respect to Collateral, maintain insurance with insurers (with a Best's Financial Strength Rating of at least A+, unless otherwise approved by the Administrative Agent in its discretion) satisfactory to the Administrative Agent, with respect to the properties and business of the Loan Parties, of such type (including product liability, workers’ compensation, larceny, embezzlement, or other criminal misappropriation insurance), in such amounts, and with such coverages and deductibles as are at the time of placing such insurance customary for companies similarly situated and which are available at commercially reasonable rates.

Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Books and Records.  (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

Inspection Rights.  (a)  Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

(b)Subject to the reimbursement limitations contained in the next sentence, at any time upon the Administrative Agent’s request, the Loan Parties will allow the Administrative Agent (or its designee) to conduct field examinations to ensure the adequacy of Collateral included in any Borrowing Base and related reporting and control systems, and prepared on a basis reasonably satisfactory to the Administrative Agent, such field examinations to include, without limitation, information required by applicable law and regulations. The Borrower shall reimburse the Administrative Agent for all reasonable and documented charges, costs and expenses (including a reasonable per diem field examination charge and out of pocket expenses) related thereto with respect to no more than one such field examination during each calendar year; provided that if Availability is less than $50,000,000 at any time, the Borrower shall reimburse the Administrative Agent for all reasonable charges, costs and expenses (including a per diem field examination charge and out of pocket expenses) related to a second such field examination during such calendar year; and provided,  further, that when an Event of Default exists, there shall be no limitation on the number or frequency of field examinations that shall be at the sole expense of the Borrower.

Use of Proceeds.  Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document.

Covenant to Guarantee Obligations and Give Security.  (a) With respect to (x) any Person that becomes a direct or indirect Subsidiary after the Closing Date (other than a CFC, a Subsidiary that is held directly or indirectly by a CFC or any Immaterial Domestic Subsidiary created or acquired after the Closing Date) and (y) any Immaterial Domestic Subsidiary (including Robota and BESI) that ceases to be an Immaterial Domestic Subsidiary, then the Borrower shall, at the Borrower’s expense:

within 30 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents, within 30 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), furnish to the Administrative Agent a description of the real and personal properties of such Subsidiary, in detail satisfactory to the Administrative Agent, within 30 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages, vessel mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements, IP Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance satisfactory to the Administrative Agent (including delivery of all Pledged Interests in and of such Subsidiary, and other instruments of the type specified in Section 4.01(a)(iv)), securing payment of all the Obligations of such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such real and personal properties (other than Excluded Properties), within 30 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to take whatever action (including the recording of mortgages, vessel mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, deeds to secure debt, mortgages, vessel mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements, IP Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms, within 60 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (i), (iii) and (iv) above, and as to such other matters as the Administrative Agent may reasonably request, and as promptly as practicable after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary, deliver, upon the request of the Administrative Agent in its reasonable discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the entity that is the subject of such formation or acquisition title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided,  however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

Upon the acquisition of any property by any Loan Party, if such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, then the Borrower shall, at the Borrower’s expense:

within 30 days after such acquisition (or such longer period as may be agreed by the Administrative Agent in its sole discretion), furnish to the Administrative Agent a description of the property so acquired in detail satisfactory to the Administrative Agent, within 30 days after such acquisition (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause the applicable Loan Party to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages, vessel mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements, IP Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance satisfactory to the Administrative Agent, securing payment of all the Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such properties, within 30 days after such acquisition (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause the applicable Loan Party to take whatever action (including the recording of mortgages, vessel mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such property, enforceable against all third parties, within 60 days after such acquisition (or such longer period as may be agreed by the Administrative Agent in its sole discretion), deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (ii) and (iii) above and as to such other matters as the Administrative Agent may reasonably request, and as promptly as practicable after any acquisition of a real property, deliver, upon the request of the Administrative Agent in its reasonable discretion, to the Administrative Agent with respect to such real property title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided,  however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements, IP Security Agreement Supplements and other security and pledge agreements.

Notwithstanding the foregoing, (i) so long as no Event of Default exists, the Loan Parties shall not be required to provide a deed of trust, mortgage or the items listed in Section 6.12(a)(iii) or 6.12(b)(v) with respect to any real property with a fair market value of less than $5,000,000, (ii) if, as of the end of any fiscal quarter, the Immaterial Domestic Subsidiaries collectively (A) generated more than 5% of Consolidated EBITDA for the Measurement Period most recently ended for which financial statements of the Borrower are available or (B) own net assets that have an aggregate fair market value equal to or greater than 5.0% of Consolidated Tangible Assets of the Borrower, then in each case the Borrower shall cause one or more of such Immaterial Domestic Subsidiaries to execute a joinder agreement (or agreements) such that after giving effect thereto, (x) all such remaining Immaterial Domestic Subsidiaries that are not Guarantors generated less than 5% of Consolidated EBITDA for such Measurement Period and (y) the total net assets owned by all such remaining Immaterial Domestic Subsidiaries that are not Guarantors will have an aggregate fair market value of less than 5.0% of the Consolidated Tangible Assets of the Borrower.

Upon Robota, BESI or any other Immaterial Domestic Subsidiary becoming a guarantor of any of the Senior Notes, such Person shall be deemed to be a “Guarantor” for purposes of this Agreement and the Borrower shall promptly cause such Person to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents and to deliver such other Loan Documents and take such other actions specified in clause (a) above within the time frames specified therein.

Compliance with Environmental Laws.  Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws in all material respects; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

Preparation of Environmental Reports.  At the request of the Required Lenders during the existence of any Default, provide to the Lenders within 60 days (or such longer period as the Administrative Agent may agree in its sole discretion) after such request, at the expense of the Borrower, an environmental site assessment report for any of its properties described in such request, prepared by an environmental consulting firm acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties.  Without limiting the generality of the foregoing, if the Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

Further Assurances.  Promptly upon the reasonable request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

Material Contracts.  Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Post Closing Agreement.  Deliver to the Administrative Agent, on or before the applicable date set forth in the Post Closing Agreement, all items required by such Post Closing Agreement.

Appraisals.  Subject to the reimbursement limitations contained in the next sentence, at any time upon the Administrative Agent’s request, promptly provide the Administrative Agent with appraisals thereof of the Loan Parties’ Equipment from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis reasonably satisfactory to the Administrative Agent, such appraisals to include, without limitation, information required by applicable law and regulations.  The Borrower shall reimburse the Administrative Agent for all reasonable and documented charges, costs and expenses related thereto with respect to (a) one appraisal during each calendar year when no Borrowings are outstanding and (b) two appraisals during each calendar year when there are Borrowings outstanding; provided, however, that when an Event of Default exists there shall be no limitation on the number or frequency of appraisals that shall be at the sole expense of the Borrower.

Administration of Deposit Accounts. Schedule 6.20 sets forth all deposit accounts maintained by the Loan Parties, including all Dominion Accounts.  The Loan Parties shall take all actions necessary to establish Administrative Agent's control of each such deposit account (other than an account exclusively used for payroll, payroll taxes or employee benefits), except for a deposit account containing not more than $250,000 at any time; provided that such deposit accounts over which Administrative Agent does not have control shall not contain more than $2,000,000 in the aggregate as of any date.  The applicable Loan Party shall be the sole account holder of each deposit account and shall not allow any other Person (other than Administrative Agent) to have control over a deposit account or any property deposited therein.  The Borrower shall promptly notify Agent of any opening or closing of a deposit account by any Loan Party and, with the consent of Administrative Agent, will amend Schedule 6.20 to reflect same.

ARTICLE VII NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following:

Liens pursuant to any Loan Document;

Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(d), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(d);

Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which do not secure Indebtedness for borrowed money and which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

Liens securing Indebtedness permitted under Section 7.02(f), including such Liens outstanding on the date hereof; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

Leases with respect to the assets or properties of any of the Borrower or any Subsidiary, in each case entered into in the ordinary course of such Person’s business so long as such leases are subordinate in all respects to the Liens granted and evidenced by the Collateral Documents and do not, individually or in the aggregate, (i) interfere in any material respect with the ordinary conduct of the business of the Borrower or any Subsidiary or (ii) materially impair the use (for its intended purposes) or the value of the property subject thereto;

Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business in accordance with the past practices of such Person;

[Reserved];

Liens on property of a Person existing at the time such Person is acquired or merged into or consolidated with the Borrower or any Guarantor or becomes a Subsidiary of the Borrower; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Guarantor or acquired by the Borrower or such Guarantor, and the applicable Indebtedness secured by such Lien is permitted under Section 7.02(k);

other Liens securing Indebtedness outstanding in an aggregate principal amount not to exceed $15,000,000, provided that no such Lien shall extend to or cover any Collateral; and

Liens with respect to any deposits or escrow of the net proceeds of any Senior Notes to finance the repayment and redemption in full of the remaining portion of any other Senior Notes being refinanced, renewed, refunded, or extended thereby in accordance with Section 7.02(d) or (g) (after giving effect to the repayment of such Senior Notes tendered on or before the issuance date of the refinancing Senior Notes).

Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, except:

obligations (contingent or otherwise) existing or arising under any interest rate Swap Contract, provided that (i) such obligations are (or were) entered into by such Person to hedge against (including cap, collar, or exchange) interest rates or foreign exchange rates, which are incurred in the ordinary course of business and not for speculative purposes and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

Indebtedness among the Borrower and its wholly owned Subsidiaries, which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party, constitute “Pledged Debt” under the Security Agreement, (ii) be on terms (including subordination terms) acceptable to the Administrative Agent and (iii) be otherwise permitted under the provisions of Section 7.03;

Indebtedness under the Loan Documents;

Indebtedness outstanding on the date hereof and listed on Schedule 7.02, including Indebtedness under the 2019 Senior Notes and 2022 Senior Notes, and any refinancings, renewals or extensions, in whole or in part, of any of the foregoing; provided that (x) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal, or extension except by (i) an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, or extension and/or (ii) the amount of any Indebtedness incurred pursuant to Section 7.02(g) in connection therewith, (y) the terms of such refinancing, refunding, renewing or extending Indebtedness satisfy the requirements of the first proviso of Section 7.02(g), and (z) (A) as of the issuance date of such refinancing, refunding, renewing or extending Indebtedness (the “refinancing debt”), a tender offer and/or redemption notice shall have been issued with respect to the portion of the Indebtedness to be refinanced, refunded, renewed or extended (the “refinanced debt”) and (B) the refinanced debt is retired in full within 60 days of the issuance date of the refinancing debt;

Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Guarantor;

Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i);  provided,  however, that the aggregate amount of all such Indebtedness at any one time outstanding (including any such Indebtedness outstanding on the date hereof) shall not exceed the greater of (i) $50,000,000 and (ii) 15% of Consolidated Tangible Assets of the Borrower as of the end of the fiscal quarter most recently ended;

unsecured Indebtedness in an aggregate principal amount not to exceed $300,000,000 issued by the Borrower; provided that (i) immediately prior to and after giving effect to the issuance of such Indebtedness, there would be no Default under this Agreement, (ii) such Indebtedness’ scheduled maturity is no earlier than twelve (12) months after the Maturity Date, (iii) such Indebtedness does not require any scheduled repayments, defeasance or redemption (or sinking fund therefor) of any principal amount thereof prior to maturity, and (iv) no indenture or other agreement governing such Indebtedness contains (A) maintenance financial covenants or (B) covenants or events of default that are more restrictive in any material respect on the Borrower or any of its Subsidiaries than then applicable market terms and conditions for comparable issuers and issuances, and any refinancings, refundings, renewals or extensions thereof; provided that (x) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal, or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, or extension and (y) the terms of such refinancing, refunding, renewing, or extending Indebtedness satisfy the requirements of this Section 7.02(g);

Indebtedness in respect of workers’ compensation claims, self-insurance obligations, performance bonds, surety appeal or similar bonds and completion guarantees provided by the Borrower or a Subsidiary in the ordinary course of its business;

Indebtedness in respect of (i) self-insurance obligations or completion, bid, performance, appeal or surety bonds issued for the account of the Borrower or any wholly-owned Subsidiary in the ordinary course of business, including guarantees or obligations of the Borrower or any wholly-owned Subsidiary with respect to letters of credit supporting such self-insurance, completion, bid, performance, appeal or surety obligations (in each case other than for an obligation for money borrowed) or (ii) obligations represented by letters of credit for the account of the Borrower or any wholly-owned Subsidiary, as the case may be, in order to provide security for workers’ compensation claims;

indemnification, adjustment of purchase price, earn-out or similar obligations (including without limitation any Earn Out Obligations), in each case, incurred or assumed in connection with any Permitted Acquisition or disposition of any business or assets of the Borrower or any wholly-owned Subsidiary or Equity Interests of a wholly-owned Subsidiary, other than guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or Equity Interests for the purpose of financing or in contemplation of any such Permitted Acquisition; provided that (i) any amount of such obligations included on the face of the balance sheet of the Borrower or any wholly-owned Subsidiary shall not be permitted under this clause (j) and (ii) in the case of a disposition, the maximum aggregate liability in respect of all such obligations outstanding under this clause (j) shall at no time exceed the gross proceeds actually received by the Borrower and the wholly-owned Subsidiaries in connection with such disposition;

Indebtedness of any Person that becomes a Subsidiary of the Borrower as a result of a Permitted Acquisition in an aggregate principal amount not to exceed $35,000,000 at any time outstanding; provided that such Indebtedness is existing at the time such Person becomes a Subsidiary of the Borrower and was not incurred solely in contemplation of such Person’s becoming a Subsidiary of the Borrower; and

unsecured Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any time outstanding.

Investments.  Make or hold any Investments, except:

Investments held by the Borrower and its Subsidiaries in the form of Cash Equivalents;

advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $250,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(i) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Borrower and its Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties in an aggregate amount invested from the date hereof not to exceed $5,000,000;

Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

Guarantees permitted by Section 7.02;

Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and identified on Schedule 7.03;

the Borrower and the Guarantors may (by purchase or merger) consummate Permitted Acquisitions provided that, with respect to each Permitted Acquisition made pursuant to this Section 7.03(g):

no Default exists and the Permitted Acquisition could not reasonably be expected to cause a Default;

the Permitted Acquisition is not hostile;

the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course;

the requirements of Section 6.12 are satisfied; and

the Borrower shall have delivered to the Administrative Agent and each Lender, at least five Business Days prior to the date on which any such Permitted Acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this Section 7.03(g) have been satisfied or will be satisfied on or prior to the date on which such Permitted Acquisition is consummated;

the Borrower may make loans to senior management of Borrower and the Guarantors for purposes of purchasing the capital stock of Borrower in an aggregate principal amount not to exceed $2,500,000 at any one time outstanding;

scheduled payments of Earn Out Obligations; and

so long as pro forma Liquidity is greater than $62,500,000 after giving effect to such Investment made subsequent to the Second Amendment Effective Date, other Investments not exceeding (i) $25,000,000 in the aggregate in any fiscal year of the Borrower and (ii) $40,000,000 in the aggregate following the Second Amendment Effective Date.

Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(i) the Borrower may merge with one or more of its Subsidiaries, provided that the Borrower shall be the continuing or surviving Person, and (ii) any of its Subsidiaries may merge with any of its other Subsidiaries provided that if any of such Subsidiaries is a Guarantor, a Guarantor shall be the surviving Person;

any Guarantor may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Guarantor;

any Subsidiary that is not a Guarantor may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to the Borrower or another Subsidiary that is not a Loan Party or (ii) to a Loan Party; and

the Borrower or any Guarantor may merge or consolidate with any Person in accordance with Section 7.03(g).

Dispositions.  Make any Disposition or enter into any agreement to make any Disposition, except:

Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

Dispositions of inventory in the ordinary course of business;

Dispositions of equipment to the extent that (i) such equipment is exchanged for credit against the purchase price of similar replacement equipment or (ii) the proceeds of such Disposition are (x) paid solely in cash, (y) reinvested in replacement equipment within 30 days of receipt and (z) if the equipment subject to such Disposition was Collateral, such replacement equipment is or becomes Collateral subject to a perfected Lien in favor of the Administrative

Agent for the benefit of the Secured Parties substantially contemporaneously with the consummation of such replacement;

Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor;

Dispositions permitted by Section 7.04;

Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05;  provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this clause (f) in any fiscal year shall not exceed $5,000,000 and (iii)  the purchase price for such asset shall be paid to the Borrower or such Subsidiary solely in cash;

sales or non-exclusive grants of licenses or sublicenses to use the patents, trade secrets, know-how and other intellectual property, and licenses, leases or subleases of other assets, of the Borrower or any wholly-owned Subsidiary to the extent not materially interfering with the business of the Borrower or any Subsidiary;

so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction that would be permitted under the provisions of Section 7.05(f); and

Dispositions of the Permitted Purchased Notes if (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) the proceeds from such Disposition are not less than the amount expended by the Borrower or any other Loan Party to acquire such Permitted Purchased Notes and (iii) the purchase price for such Permitted Purchased Notes shall be paid to the Borrower or such other Loan Party solely in cash.

provided,  however, that any Disposition pursuant to Section 7.05(a) through Section 7.05(f) (other than Dispositions to a Loan Party) shall be for fair market value.

Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

each Subsidiary may make Restricted Payments to the Borrower, any Subsidiaries of the Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

the Borrower and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;

so long as pro forma Liquidity is greater than $62,500,000 after giving effect thereto, the Borrower may (i) declare or pay cash dividends to its stockholders and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it, with respect to each of the foregoing clauses (i) and (ii), solely out of 25% of Consolidated Net Income of the Borrower and its Subsidiaries arising after December 31, 2011 and computed on a cumulative consolidated basis with other such transactions by the Borrower since such date;

the redemption, repurchase or other acquisition or retirement for value of Equity Interests of the Borrower held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates), either (i) upon any such individual’s death, disability, retirement, severance or termination of employment or service or (ii) pursuant to any equity subscription agreement, stock option agreement, stockholders’ agreement or similar agreement; provided, in any case, that the aggregate cash consideration paid for all such redemptions, repurchases or other acquisitions or retirements shall not exceed $5,000,000 during any calendar year (with unused amounts in any calendar year being carried forward to the next succeeding calendar year);

(i) repurchases, redemptions or other acquisitions or retirements for value of Equity Interests deemed to occur upon the exercise of stock options, warrants, rights to acquire Equity Interests or other convertible securities to the extent such Equity Interests represent a portion of the exercise or exchange price thereof and (ii) any repurchases, redemptions or other acquisitions or retirements for value of Equity Interests made in lieu of withholding Taxes in connection with any exercise or exchange of stock options, warrants or other similar rights;

the payment of cash in lieu of fractional Equity Interests; and

payments or distributions to dissenting stockholders pursuant to applicable Law in connection with a merger, consolidation or transfer of assets that complies with the provisions of Section 7.04.

Change in Nature of Business.  Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

Transactions with Affiliates.  Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to transactions between or among the Loan Parties.

Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor, except for any agreement in effect (A) on the date hereof and set forth on Schedule 7.09 or (B) at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (ii) of any Subsidiary to Guarantee the Obligations or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on its property to secure the Obligations; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(f) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure the Obligations.

Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

Financial Covenants.

Consolidated Senior Secured Leverage Ratio.  Permit the Consolidated Senior Secured Leverage Ratio as of the end of any Measurement Period to be greater than 2.50 to 1.00 while a Financial Covenant Trigger Period is in effect, commencing with the most recent Measurement Period for which financial statements were, or were required to be, delivered hereunder prior to the commencement of the Financial Covenant Trigger Period.

Consolidated Fixed Charge Coverage Ratio.   Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Measurement Period to be less than 1.00 to 1.00 while a Financial Covenant Trigger Period is in effect, commencing with the most recent Measurement Period for which financial statements were, or were required to be, delivered hereunder prior to the commencement of the Financial Covenant Trigger Period.

Capital Expenditures.  Make or become legally obligated to make (without duplication) any Capital Expenditure, except for Capital Expenditures in the ordinary course of business not exceeding as of the date of any such Capital Expenditure, in the aggregate for the Borrower and its Subsidiaries during each fiscal year, the greater of (a) 12.5% of Consolidated Tangible Assets of the Borrower as of the end of the fiscal quarter most recently ended for which financial statements of the Borrower are available and (b) $160,000,000; provided that Capital Expenditures in excess of the foregoing limitation shall be permitted if, as of the date of any such Capital Expenditure (and giving pro forma effect to such Capital Expenditure and any concurrent incurrence of Indebtedness):

the pro forma Consolidated Leverage Ratio as of the end of the most recent Measurement Period for which financial statements of the Borrower are available is less than 3.00 to 1.0;

pro forma Liquidity is greater than $40,000,000; and

no Default exists and such Capital Expenditure could not reasonably be expected to cause a Default.

Amendments of Organization Documents.  Amend any of its Organization Documents in a manner which could materially and adversely affect the interests of the Administrative Agent or the Lenders.

Accounting Changes.  Make any change in (a) its accounting policies or reporting practices, except as required by GAAP, or (b) its fiscal year.

Prepayments, Etc. of Indebtedness.  Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (b) regularly scheduled payments of Indebtedness set forth on Schedule 7.02, (c) refinancings, refundings, extensions or renewals of Indebtedness to the extent such refinancing, refunding, extension or renewal is permitted by Sections 7.02(d) or 7.02(g), (d) the conversion to or exchange for Equity Interests of convertible or exchangeable debt securities permitted under Sections 7.02(d) or 7.02(g), and customary payments in cash in lieu of fractional shares in connection therewith, (e) the prepayment, purchase or other satisfaction of the Senior Notes by the Borrower in an aggregate principal amount not to exceed $100,000,000; provided that, (i) no Default or Event of Default exists or would result from such prepayment, purchase or other satisfaction, and (ii) pro forma Liquidity shall be at least $200,000,000 after giving effect to such prepayment, purchase or other satisfaction, and (f) the cancellation or other satisfaction of any Permitted Purchased Notes purchased by the Borrower or other Loan Party in compliance with this Section 7.15.

Amendment, Etc. of Indebtedness.  Amend, modify or change in any manner any term or condition of the Senior Notes, the Senior Notes Documents or any Indebtedness set forth on Schedule 7.02, except for (a) any refinancing, refunding, renewal or extension thereof permitted by Sections 7.02(d) or 7.02(g), as applicable, (b) with respect to the Senior Notes and the Senior Notes Documents, any amendments or modifications made to (i) cure any ambiguity, defect or inconsistency, (ii) evidence or provide for the acceptance of appointment by a successor trustee or effect any similar immaterial administrative modifications or (iii) supplemental indentures to the Senior Notes Documents made solely to add guarantors, or (c) any amendment, modification or change thereto, provided that (i) the terms of such amendment, modification or change satisfy the requirements of the first proviso of Section 7.02(g) and (ii) such amendment, modification or change could not materially and adversely affect the interests of the Administrative Agent or the Lenders under the Loan Documents.

Sanctions.  Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES

Events of Default.  Any of the following shall constitute an Event of Default:

Non-Payment.  The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

Specific Covenants.  (i) The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01,  6.02(a),  6.02(b),  6.03(a),  6.03(b),  6.05,  6.07,  6.10,  6.11,  6.12,  6.14,  6.18 or Article VII or (ii) the Borrower fails to perform or observe any term, covenant or agreement contained in Section 6.02 (other than Section 6.02(a) and 6.02(b)) or Section 6.03 (other than Section 6.03(a) and 6.03(b)) and such failure continues for 5 days; or

Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or

Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

Cross-Default.  (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $15,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, in each case the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the

Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than $15,000,000; or

Insolvency Proceedings, Etc.  Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

Judgments.  There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $5,000,000 (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect or the imposition of a Lien on the assets of a Loan Party, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan and such failure to pay has resulted or could reasonably be expected to result in a Material Adverse Effect or the imposition of a Lien on the assets of a Loan Party; or

Invalidity of Loan Documents.  Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

Change of Control.  There occurs any Change of Control; or

Collateral Documents.  Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on  Collateral consisting of Accounts or Equipment of the type included in the Borrowing Base or other Collateral having an aggregate fair market value in excess of $5,000,000 that is purported to be covered thereby unless such occurrence results solely from action of the Administrative Agent or any Lender and involves no Default by the Borrower or any Guarantor hereunder or under any Collateral Document.

Remedies upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

declare the commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents or applicable Law or equity;

provided,  however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

Application of Funds.  After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and L/C Issuers arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Secured Bank Product Obligations up to the amount of the Bank Product Reserve existing  therefor and to the Administrative Agent, for the account of the applicable L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.15, in each case, ratably among the Administrative Agent, the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to payment of all other Obligations ratably among the Secured Parties; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.  Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX ADMINISTRATIVE AGENT

Appointment and Authority.  Each of the Lenders and the L/C Issuers hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and each of the L/C Issuers hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and such L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.

Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties:

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or an L/C Issuer.

Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents,

(v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying upon and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.  For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections.

Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Resignation of Administrative Agent.

Notice.  The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above.  Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

Defaulting Lender.  If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

Effect of Resignation or Removal.  With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

L/C Issuer and Swing Line Lender.  Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and a Swing Line Lender.  If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c).  If Bank of America resigns as a Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).  Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

Non-Reliance on Administrative Agent and Other Lenders.  Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

No Other Duties, Etc.  Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Syndication Agent or Documentation Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder.

Administrative Agent May File Proofs of Claim; Credit Bidding.  In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(h) and (i),  2.09 and 10.04) allowed in such judicial proceeding; and

to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer or in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law.  In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase).  In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (h) of Section 10.01 of this Agreement, and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

Collateral and Guaranty Matters.  Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and each of the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank of Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable L/C Issuer shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii)  if approved, authorized or ratified in writing in accordance with Section 10.01;

to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.  In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Secured Cash Management Agreements and Secured Hedge Agreements.  Except as otherwise expressly set forth herein, no Cash Management Bank or Hedge Bank that obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof, of the Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.  The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements in the case the termination of the Aggregate Commitments and repayment in full of all Obligations hereunder.

ARTICLE X MISCELLANEOUS

Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

waive any condition set forth in Section 4.01 (other than Section 4.01(b)(i) or (c)), or, in the case of the initial Credit Extension, Section 4.02, without the written consent of each Lender;

extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to any Lender without the written consent of such Lender;

reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided,  however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to

amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender;

release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; or

release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);

and provided,  further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable  L/C Issuer in addition to the Lenders required above, affect the rights or duties of the applicable L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lenders in addition to the Lenders required above, affect the rights or duties of the Swing Line Lenders under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to the other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding anything to the contrary herein the Administrative Agent may, with the prior written consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such Non-Consenting Lender in accordance with Section 10.13;  provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

Notices; Effectiveness; Electronic Communications.  (a) Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

if to the Borrower, the Administrative Agent, the L/C Issuers or the Swing Line Lenders, to the address, fax number, e- mail address or telephone number specified for such Person on Schedule 10.02; and

if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

Electronic Communications.  Notices and other communications to the Administrative Agent, the Lenders, the Swing Line Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender, Swing Line Lenders or the L/C Issuers pursuant to Article II if such Lender, Swing Line Lender or L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent, each Swing Line Lender, each L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging services, or  through the Internet.

Change of Address, Etc.  Each of the Borrower, the Administrative Agent, each L/C Issuer and each Swing Line Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lenders.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e- mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.  Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws.

Reliance by Administrative Agent, L/C Issuers and Lenders.  The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Revolving Credit Loan Notices, Notice of Loan Prepayment and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrower shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

No Waiver; Cumulative Remedies; Enforcement.  No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and all the L/C Issuers; provided,  however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuers or the Swing Line Lenders from exercising the rights and remedies that inure to their respective benefit (solely in their respective capacities as an L/C Issuer or a Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided,  further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Expenses; Indemnity; Damage Waiver.  Costs and Expenses.  The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out‑of‑pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

Indemnification by the Borrower.  The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE;  provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arose out of any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission of the Borrower, any other Loan Party or any of their Affiliates and that is brought solely by an

Indemnitee against another Indemnitee; provided that the Arrangers, Swing Line Lenders, L/C Issuers, and Administrative Agent shall remain indemnified in such capacities.

Reimbursement by Lenders.  To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the applicable L/C Issuer, the applicable Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the applicable L/C Issuer, the applicable Swing Line Lender or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such L/C Issuer or such Swing Line Lender in its capacity as such or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such L/C Issuer or such Swing Line Lender in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

Payments.  All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

Survival.  The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent , the L/C Issuers and the Swing Line Lenders, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

Payments Set Aside.  To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any

Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Successors and Assigns.  Successors and Assigns Generally.  The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

Minimum Amounts.

in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade

Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lenders’ rights and obligations in respect of Swing Line Loans;

Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender; and

the consent of the L/C Issuers and the Swing Line Lenders shall be required for any assignment.

Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided,  however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

No Assignment to Certain Persons.  No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person.

Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01,  3.04,  3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.  Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for U.S. Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participations.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 (other than those in the proviso in Section 10.01(d)) that affects such Participant.  The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01,  3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.  Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Resignation as L/C Issuer or Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Revolving Credit Loans pursuant to Section 10.06(b), Bank of America may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as an L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as a Swing Line Lender.  In the event of any such resignation as an L/C Issuer or a Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided,  however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as an L/C Issuer or a Swing Line Lender, as the case may be.  If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  If Bank of America resigns as a Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).  Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

Treatment of Certain Information; Confidentiality.  Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(c), (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to the Borrower and its obligations, or (iii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder, (B)  the provider of any Platform or other electronic delivery service used by the Administrative Agent, the L/C Issuers and/or the Swing Line Lenders to deliver Borrower Materials or notices to the Lenders or (C) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.  For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws.

The Loan Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of the Administrative Agent, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event the Loan Parties or such Affiliate will use commercial reasonable efforts to consult with such Person before issuing such press release or other public disclosure.

The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties.

Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have.  Each Lender and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Counterparts; Integration; Effectiveness.  This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate.

Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the applicable L/C Issuer or the applicable Swing Line Lenders, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Replacement of Lenders.  If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b);

such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

such assignment does not conflict with applicable Laws; and

in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Governing Law; Jurisdiction; Etc.  GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SUBMISSION TO JURISDICTION.  THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS  AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR

ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

WAIVER OF VENUE.  THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:  (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent and any Affiliate thereof, the Arranger and the Lenders are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and, as applicable, its Affiliates (including the Arranger) and the Lenders and their Affiliates (collectively, solely for purposes of this Section, the “Lenders”), on the other hand, (ii) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan

Documents; (b)(i) the Administrative Agent and its Affiliates (including the Arranger) and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, any of its Affiliates (including the Arranger) nor any Lender has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent and its Affiliates (including the Arranger) and the Lenders may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any of its Affiliates (including the Arranger) nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates.  To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, any of its Affiliates (including the Arranger) or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.

Electronic Execution of Assignments and Certain Other Documents.  The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, any L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, such L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

USA PATRIOT Act.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.  The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Keepwell.  Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10.19 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. The Borrower intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Amendment and Restatement.  This Agreement shall be deemed to restate and amend the Existing Credit Agreement in its entirety, and all of the terms and provisions hereof shall supersede the terms and conditions thereof.  The parties hereto further agree that this Agreement and the Credit Extensions shall serve to extend, renew and continue, but not to extinguish or novate, the “Credit Extensions” under the Existing Credit Agreement and the corresponding promissory notes and to amend, restate and supersede, but not to extinguish or cause to be novated the Indebtedness under, the Existing Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BASIC ENERGY SERVICES, INC.

By:___________________________________________________

T.M. “Roe” Patterson

President and Chief Executive Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:___________________________________________________

Name:___________________________________________________

Title:___________________________________________________

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and a Swing Line Lender

By:___________________________________________________

Name:___________________________________________________

Title:___________________________________________________

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:___________________________________________________

Name:___________________________________________________

Title:___________________________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:___________________________________________________

Name:___________________________________________________

Title:___________________________________________________

AMEGY BANK, N.A.

By:___________________________________________________

Name:___________________________________________________

Title:___________________________________________________

COMERICA BANK

By:___________________________________________________

Name:___________________________________________________

Title:___________________________________________________

GOLDMAN SACHS BANK USA

By:___________________________________________________

Name:___________________________________________________

Title:___________________________________________________

ANNEX B

Schedule 1.01

ANNEX B

SCHEDULE 1.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Revolving Credit Commitment	Revolving Credit Applicable Percentage
Bank of America, N.A.	$66,666,666.67	26.666666667%
Wells Fargo Bank, National Association	$62,500,000.00	25.000000000%
Capital One, National Association	$41,666,666.67	16.666666667%
Comerica Bank	$33,333,333.33	13.333333333%
Amegy Bank, N.A.	$25,000,000.00	10.000000000%
Goldman Sachs Bank USA	$20,833,333.33	8.333333333%
TOTAL	$250,000,000.00	100.000000000%

ANNEX C

Schedule 5.13

ANNEX C

SCHEDULE 5.13

SUBSIDIARIES AND OTHER EQUITY INVESTMENTS, LOAN PARTIES
Part (A)

[To be attached]

Schedule 5.13 to Amended and Restated Credit Agreement

BASIC ENERGY SERVICES, INC.

SUBSIDIARY OWNERSHIP CHART

Ownership
Entity
Percentage

Basic Energy Services, Inc. (Delaware)

Basic Energy Services GP, LLC (Delaware) ...............................................................................100%

Basic Energy Services, L.P. (Delaware) ...................................................................................0.01%

Basic ESA, Inc. (Texas) .......................................................................................................100%

ESA de México, S.A. de C.V. (Mexico) ...........................................................................................1%

Basic Energy Services LP, LLC, (Delaware) ...............................................................................100%

Basic Energy Services, L.P. (Delaware) .................................................................................99.99%

Basic Energy Services International, LLC ...................................................................................100%

ESA de México, S.A. de C.V. (Mexico) .......................................................................................99%

Basic Marine Services, Inc. (Delaware) .....................................................................................100%

Chaparral Service, Inc. (New Mexico) .......................................................................................100%

First Energy Services Company (Delaware) .................................................................................100%

Globe Well Service, Inc. (Texas) .............................................................................................100%

JS Acquisition LLC (Delaware) ...............................................................................................100%

Acid Services, LLC (Kansas) .................................................................................................100%

JetStar Holdings, Inc. (Delaware) .............................................................................................100%

JetStar Energy Services, Inc. (Texas) .........................................................................................100%

LeBus Oil Field Service Co. (Texas) .........................................................................................100%

Maverick Coil Tubing Services, LLC (Colorado) .........................................................................100%

Maverick Solutions, LLC (Colorado) .......................................................................................100%

Maverick Stimulation Company (Colorado) .................................................................................100%

Maverick Thru-Tubing Services, LLC (Colorado) .........................................................................100%

MCM Holdings, LLC (Colorado) ...........................................................................................100%

MSM Leasing, LLC (Colorado) .............................................................................................100%

Permian Plaza, LLC (Texas) ...................................................................................................100%

Platinum Pressure Services, Inc. (Texas) .....................................................................................100%

Admiral Well Service, Inc. (Texas) ...........................................................................................100%

Robota Energy Equipment, LLC (Texas) ...................................................................................100%

SCH Disposal, L.L.C. (Texas) ...............................................................................................100%

Sledge Drilling Corp. (Texas) .................................................................................................100%

Taylor Industries, LLC (Texas) ...............................................................................................100%

The Maverick Companies, LLC (Colorado) ...............................................................................100%

XTERRA Fishing & Rental Tools Co. (Texas) .................................................................................100%

Schedule 5.13 to Amended and Restated Credit Agreement

Schedule 5.13 (continued)
Part (b)

None.

Schedule 5.13 to Amended and Restated Credit Agreement

Schedule 5.13 (continued)
Part (c)

Company Name	Jurisdiction of Organization	Organizational ID #	Federal Tax ID # (FEIN)	Address
Basic Energy Services, Inc.	Delaware	3611854	54-2091194	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Energy Services GP, LLC	Delaware	3611876	54-2091197	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Energy Services LP, LLC	Delaware	3611879	54-2091195	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Energy Services, L.P.	Delaware	2307778	75-2441819	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Marine Services, Inc.	Delaware	3917169	20-2274888	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
First Energy Services Company	Delaware	3215172	84-1424993	801 Cherry Street, Suite 2100, Fort Worth, TX 761021
JetStar Holdings, Inc.	Delaware	3954247	74-3144248	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
JS Acquisition LLC	Delaware	4278935	26-2529500	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Acid Services, LLC	Kansas	2347722	48-1180455	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

Schedule 5.13 to Amended and Restated Credit Agreement

Maverick Coil Tubing Services, LLC	Colorado	20001207071	84-1563281	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Maverick Solutions, LLC	Colorado	20031245775	20-0122876	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Maverick Stimulation Company, LLC	Colorado	19961105940	84-1354572	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Maverick Thru-Tubing Services, LLC	Colorado	20091658924	27-1501902	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
MCM Holdings, LLC	Colorado	20011090566	84-1588538	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
MSM Leasing, LLC	Colorado	20091399908	27-0629182	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
The Maverick Companies, LLC	Colorado	20061298717	20-5244170	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Chaparral Service, Inc.	New Mexico	642181	85-0206424	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Admiral Well Service, Inc.	Texas	801050244	26-3164899	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic ESA, Inc.	Texas	57139400	75-1772279	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

Schedule 5.13 to Amended and Restated Credit Agreement

Globe Well Service, Inc.	Texas	46471700	75-1634275	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
JetStar Energy Services, Inc.	Texas	800481218	68-0605237	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Lebus Oil Field Service Co.	Texas	77931600	75-2073125	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Permian Plaza, LLC	Texas	800859993	26-0753425	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Platinum Pressure Services, Inc.	Texas	800888088	26-1338379	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
SCH Disposal, L.L.C.	Texas	704317322	75-2788335	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Sledge Drilling Corp.	Texas	800575730	20-4223140	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Taylor Industries, LLC	Texas	801259923	27-2417037	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
XTERRA Fishing & Rental Tools Co.	Texas	158550700	76-0647818	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

Schedule 5.13 to Amended and Restated Credit Agreement

ANNEX D

Schedule 6.20

ANNEX D

ANNEX E

Schedule 10.02

ANNEX E

SCHEDULE 10.02

ADMINISTRATIVE AGENT'S OFFICE,

CERTAIN ADDRESSES FOR NOTICES

BORROWER:

Basic Energy Services, Inc.

801 Cherry Street, Suite 2100

Fort Worth, Texas 76102

Attention: T.M. "Roe" Patterson

Telephone: 817-334-4107

Telecopier: 817-334-4101

Electronic Mail: Roe.Patterson@basicenergyservices.com

Website Address: www.basicenergyservices.com

U.S. Taxpayer Identification Number: 54-2091194

ADMINISTRATIVE AGENT:

Administrative Agent's Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

901 Main Street 11th Floor

Dallas, TX 75202

Attention: Hance VanBeber

Telephone: 817-276-1741

Electronic Mail: hance.vanbeber@baml.com

Account No.: 1292000883

Ref Basic Energy Services

ABA# 026009593

Other Notices as Administrative Agent:

Bank of America, N.A.

Agency Management – Hance VanBeber

901 Main Street 11th Floor

Dallas, TX 75202

Attention: Hance VanBeber

Telephone: 817-276-1741

Telecopier: 312-453-3558

Electronic Mail: hance.vanbeber@baml.com

L/C ISSUERS:

Bank of America, N.A.

Trade Operations

1 Fleet Way

Mail Code: PA6-580-02-30

Scranton, PA 18507

Attention: Charles Herron

Telephone: 570-496-9564

Telecopier: 800-755-8743

Electronic Mail: charles.p.herron@baml.com

Capital One, National Association

5718 Westheimer, Suite 600

Houston, TX 77057

Attention: Donald Backer

Telephone: 713-435-5024

Telecopier: 713-435-5885

Electronic Mail: donald.backer@capitalone.com

SWING LINE LENDER:

Bank of America, N.A.

Merrill Lynch, Pierce, Fenner & Smith Inc.

901 Main Street 11th Floor

Dallas, TX 75202

Attention: Hance VanBeber

Telephone: 817-276-1741

Electronic Mail: hance.vanbeber@baml.com

Account No.: 1292000883

Ref Basic Energy Services

ABA# 026009593

ANNEX F

Exhibit D

ANNEX F

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  ________, ____

To:Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 26, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Basic Energy Services, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender.

The undersigned hereby certifies as of the date hereof that he/she is the ___________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

[Use following paragraph 1 for month-end financial statements if a Financial Covenant Trigger Period is in effect]

1.The Borrower has delivered the unaudited financial statements required by Section 6.01(c) of the Agreement for the month ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

Exhibit D to Amended and Restated Credit Agreement

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Sections 5.05(a) and (b) of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a),  (b) and (c) of the Agreement, respectively.

5.The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ,  .

Exhibit D to Amended and Restated Credit Agreement

BASIC ENERGY SERVICES, INC.

By:

Name:

Title:

Exhibit D to Amended and Restated Credit Agreement

For the Quarter/Year/Month ended ___________________, ____ ("Statement Date")

SCHEDULE 1
to the Compliance Certificate
($ in 000's)

I.	Consolidated Leverage Ratio.

	A.	Consolidated Funded Indebtedness (not including Permitted Purchased Notes held by any Loan Party) at Statement Date	$______

	B.	Consolidated EBITDA for Measurement Period ending on above date ("Subject Period") as per Schedule 2:	$______

	C.	Consolidated Leverage Ratio (Line I.A. ÷ Line I.B.):	____ to 1

II.	Section 7.11 (a) – Consolidated Senior Secured Leverage Ratio.

	A.	Consolidated Senior Secured Indebtedness at Statement Date:	$______

	B.	Consolidated EBITDA for Subject Period (Line I.B. above):	$______

	C.	Consolidated Senior Secured Leverage Ratio (Line II.A. ÷ Line II.B.):	____ to 1

		Maximum permitted:	2.50 to 1

III.	Section 7.11(b) – Consolidated Fixed Charge Coverage Ratio.[2]

	A.	Consolidated EBITDA for Subject Period (Line I.B. above):	$______

	B.	Capital Expenditures for Subject Period (except those financed with borrowed money other than Revolver Loans) and cash taxes paid:	$______

	C.	Line III.A. - Line III.B.:	$______

	D.	Consolidated Interest Charges for the Subject Period:	$______

	E.	Scheduled principal payments on borrowed money during Subject Period:	$______

Exhibit D to Amended and Restated Credit Agreement

	F.	Restricted Payments made during Subject Period:	$______

	G.	Consolidated Fixed Charges for the Subject Period (Lines III.D. + III.E. + III.F.):	$______

	H.	Consolidated Fixed Charge Coverage Ratio (Line III.C. ÷ Line III.G.):	____ to 1

		Minimum required:	1.00 to 1

IV.	Section 7.12 – Capital Expenditures.

	A.	Aggregate Capital Expenditures by the Borrower and its Subsidiaries made during fiscal year to date:	$______

	B.	12.5% of Consolidated Tangible Assets of the Borrower at Statement Date:	$______

	C.	The greater of Line IV.B. and $160,000,000:	$______

	D.	Covenant Compliance (Line IV.A. < IV.C.):	[Yes] [No]

Exhibit D to Amended and Restated Credit Agreement

For the Quarter/Year/Month ended ___________________("Statement Date")

SCHEDULE 2
to the Compliance Certificate
($ in 000's)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+Consolidated Interest Charges
+income taxes
+depreciation expense
+amortization expense
+non-cash expenses
+ non-cash stock-based compensation expenses
+ costs of refinancing Senior Notes
+ amount expensed in connection with tender for / redemption of Senior Notes
-income tax credits
-non-cash income
=Consolidated EBITDA

Exhibit D to Amended and Restated Credit Agreement

ANNEX G

Exhibit G

ANNEX G

Form of Secured Party Designation Notice

TO:Bank of America, N.A., as Administrative Agent

RE:Amended and Restated Credit Agreement, dated as of November 26, 2014 among Basic Energy Services, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement")

DATE:[Date]

[Name of Cash Management Bank/Hedge Bank] (the "Secured Party") hereby notifies you, pursuant to the terms of the Credit Agreement, that the Secured Party meets the requirements of a [Cash Management Bank] [Hedge Bank] under the terms of the Credit Agreement, is a [Cash Management Bank] [Hedge Bank] under the Credit Agreement and the other Loan Documents and agrees to be bound by Section 9.11 of the Credit Agreement. The Secured Party is party to that certain [Secured Cash Management Agreement/Secured Hedge Agreement] dated as of [Date], among [Parties], pursuant to which a maximum amount of $[Amount] may be owing thereunder and is requested to be secured by the Collateral, a calculation of which is set forth on Annex I attached hereto.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this notice.

A duly authorized officer of the undersigned has executed this notice as of the day and year set forth above.

,

as a [Cash Management Bank] [Hedge Bank]

By:

Name:

Title:

ANNEX 1 TO SECURED PARTY DESIGNATION NOTICE

See attached.

ANNEX H

Exhibit J